                                                                   EXHIBIT 10.19

                                 OFFICE BUILDING

                                 LEASE AGREEMENT

                                 110 SPIT BROOK

                              NASHUA, NEW HAMPSHIRE

                                 LEASE AGREEMENT

      This Lease Agreement is made and entered into as of June 9th, 2004 by and between HEWLETT-PACKARD COMPANY, a Delaware corporation, acting by and through its duly authorized representative, hereinafter referred to as "LESSOR", and SKILLSOFT CORPORATION, a Delaware corporation, hereinafter referred to as "LESSEE."

      In consideration of the mutual covenants as set forth herein, Lessee and Lessor hereby agree as follows:

SEC. 1. LEASED PREMISES, COMMON AREAS AND PARKING:

            A. Lessor hereby leases to Lessee and Lessee hereby leases from Lessor, for the rental and on the terms and conditions hereinafter set forth, approximately 37,416 sq. ft. of "Rentable Area" (as hereinafter defined), the usable area of which is indicated on the plan attached hereto as Exhibit "A" and made a part hereof (the "LEASED PREMISES") on the second floor of the office building 2 (the "BUILDING") located on the parcel(s) of land known as and numbered 110 Spit Brook, Nashua, New Hampshire 03062 (the "LAND"). The Building is part of a three-building complex located on the Land (the "COMPLEX") that is operated and managed by Lessor as a single unit for cost center purposes.

            B. The term "RENTABLE AREA" as used herein shall mean the total of
      (i) the entire area included within the Leased Premises covered by this Lease, being the area bounded by the inside surface of any exterior glass walls (or the inside surface of the permanent exterior wall where there is no glass) of the Building bounding such Leased Premises, the exterior of all walls separating such Leased Premises from any public corridors or other public areas on such floor, and the centerline of all walls separating such Leased Premises from other areas leased or to be leased to other lessees on such floor, and (ii) a pro rata portion of the area covered by the elevator lobbies, corridors, restrooms, mechanical rooms serving individual floors, electrical rooms, janitor and telephone closets, and other common areas in the Building. For all purposes of this Lease, (i) the Rentable Area of the Building shall be deemed to be 249,750 square feet, (ii) the Rentable Area of the Complex shall be deemed to be 751,254 square feet, and (iii) the Rentable Area contained within the Leased Premises shall be deemed to be the number of square feet set forth above. Neither the Base Rent nor any other obligation of Lessee hereunder shall be increased or reduced by a determination that the amount of Rentable Area in the Leased Premises, the Building or the Complex is more or less than as set forth in this Section 1.

            C. Lessee acknowledges that the Leased Premises will be delivered to it in their "as is" condition (except for the work to be performed by Lessor as described in Paragraph 2 of the Rider attached hereto and made a part hereof (the "RIDER")), that it has had an opportunity to inspect the Leased Premises, and that Lessor has made no warranties or representations as to the condition of the Leased Premises or as to its sufficiency for Lessee's purposes or needs, or its conformity with "Legal Requirements" or "Insurance Requirements" (as hereinafter defined). Lessee's occupancy of the Leased Premises shall be deemed an acknowledgement that the condition of the Leased Premises is satisfactory and that Lessor, to the best knowledge of Lessee, has fulfilled all obligations, if any, with respect to the condition of the Leased Premises. Lessee shall have the right to access the Leased Premises twenty-four (24) hours per day, every day of the calendar year, subject to Lessor's security procedures. Lessee's employees shall carry building identification cards at all times within the Building.

            D. Lessee shall have the right, as appurtenant to the Leased Premises, to use (i) the ground floor Building entrance lobby, (ii) the common corridors, elevators and stairways providing access to and egress from the Leased Premises within the Building, (iii) common rest rooms located on the second floor of the Building, and (iv) the loading docks serving the Building during normal business hours, provided that such use does not conflict with Lessor's use of the loading docks. Lessor shall make a small room in the area of the loading dock available to Lessee for its exclusive use in connection with Lessee's loading and unloading activities. Lessee shall have no right of access to or use of any other areas within the Building, including the cafeteria, and shall not enter into the same.

            E. Lessee, its employees, and invitees, shall have the right to park passenger motor vehicles in the parking area located on the Land while conducting business in the Leased Premises; provided that the number of parking spaces to be used by Lessee, its employees and invitees at any one time shall not exceed five spaces per 1,000 square feet of Rentable Area in the Leased Premises. All parking spaces shall be unreserved and non-designated.

SEC. 2. TERM:

            A. Subject to and upon the conditions set forth herein, the initial term of this Lease (the "INITIAL TERM") shall commence on June 15, 2004 (the "COMMENCEMENT DATE") and shall end at midnight on June 14, 2009 (the "STATED EXPIRATION DATE").

            B. 1. Subject to, and in accordance with, the provisions of this
      Section 2.B, Lessee shall have the following options to extend the Lease
      Term: (i) the option (the "FIRST EXTENSION OPTION") to extend the Lease Term for a period of up to five (5) years (the "FIRST EXTENSION TERM"), commencing upon the expiration of the Initial Term; and (ii) the option (the "SECOND EXTENSION OPTION") to extend the Lease Term for a period of up to five (5) years (the "SECOND EXTENSION TERM"), commencing upon the expiration of the First Extension Term (the First Extension Option and the Second Extension Option are sometimes referred to in this Lease, generically, as an "EXTENSION OPTION"; the First Extension Term and the Second Extension Term are sometimes referred to in this Lease, generically, as an "EXTENSION TERM"). Lessee shall not have the right to exercise an Extension Option unless, as of each of (a) the date on which Lessee gives to Lessor written notice of its intention to exercise an Extension Option and (b) the first day of the corresponding Extension Term, (i) there then exists no "Event of Default" (as hereinafter defined) hereunder, nor any event or condition that, with the giving of notice and/or the passage of time, would constitute an Event of Default hereunder, and (ii) the Lessee named in the Preamble has not assigned this Lease without Lessor's consent, or subleased any portion of the Leased Premises. In addition, Lessee's right to give to Lessor a "Notice of Intention to Exercise Extension Option" (as hereinafter defined) shall automatically terminate effective upon the conveyance by Hewlett-Packard Company of title to the Complex to a third party, and all Extension Options that have not been validly exercised by Lessee in accordance with the terms of this Section 2.B shall be void and of no further force or effect from and after the date of such conveyance of title.

                  2. If Lessee intends to exercise an Extension Option, Lessee shall give written notice to Lessor of such intention (a "NOTICE OF INTENTION TO EXERCISE EXTENSION OPTION") not earlier than fifteen (15) months prior to the then-Stated Expiration Date and not later than nine
      (9) months prior to such then-Stated Expiration Date. Lessee must give a separate Notice of Intention to Exercise Extension Option within the time periods stated in the immediately preceding sentence with respect to each Extension Option that Lessee intends to exercise. Lessee shall state in each Notice of Intention to Exercise Extension Option the number of entire (but not partial) years (which shall be not less than one nor more than five years) that Lessee desires to include in the Extension Term with respect to which Lessee is giving such Notice of Intention to Exercise Extension Option.

                  3. If Lessee gives a Notice of Intention to Exercise Extension Option in accordance with the provisions of this Section 2.B with respect to the First Extension Option, then:

                  (i) If the duration of the First Extension Term specified in the Notice of Intention to Exercise Extension Option is one year, then (a) the Lease Term shall be deemed extended for a First Extension Term of one (1) year, which shall constitute the full exercise of the First Extension Option and (b) the parties shall proceed to determine Base Rent for the First Extension Term in the manner provided in the Rider; or

                  (ii) If the duration of the First Extension Term specified in the Notice of Intention to Exercise Extension Option is more than one year, then, notwithstanding anything to the contrary herein contained, in the event that Lessor determines in good faith that Lessor will require the use of some or all of the Leased Premises for its own business operations after the expiration of the Initial Term, Lessor shall have the right to negate Lessee's intention to exercise the First Extension Option as set forth in such Notice of Intention to Exercise Extension Option (and thereby void all Extension Options and cause the Lease Term to expire at the end of the Initial Term) by giving written notice of the same to Lessee within thirty (30) days after Lessor receives Lessee's Notice of Intention to Exercise Extension Option. If Lessor does not give such written notice of negation within such 30-day period, then (a) the Lease Term shall be deemed extended for a First Extension Term equal to the period set forth in the Notice of Intention to Exercise Extension Option, which shall constitute the full exercise by Lessee of the First Extension Option, and
                        (b) the parties shall proceed to determine Base Rent for the First Extension Term in the manner provided in the Rider. For the purposes of this Lease, the phrase "Lessor will require the use of some or all of the Leased Premises for its own business operations" shall mean that some or all of the Leased Premises will be occupied by Lessor and its employees, and not be leased to or occupied by third parties.

                  4. If Lessee validly exercised the First Extension Option and Lessor did not timely give notice to Lessee pursuant to Section 2.B.3(ii) above to negate the exercise of the First Extension Option, then Lessee shall have the right to give a Notice of Intention to Exercise Extension Option in accordance with the provisions of this Section 2.B with respect to the Second Extension Option. If Lessee so gives a Notice of Intention to Exercise Extension Option in accordance with the provisions of this
      Section 2.B with respect to the Second Extension Option, then Lessee shall state in such Notice the desired duration of the Second Extension Term. Notwithstanding anything to the contrary herein contained, in the event that Lessor determines in good faith that Lessor will require the use of some or all of the Leased Premises for its own business operations after the expiration of the First Extension Term, Lessor shall have the right to negate Lessee's intention to exercise the Second Extension Option as set forth in such Notice of Intention to Exercise Extension Option (and thereby void the Second Extension Option and cause the Lease Term to expire at the end of the First Extension Term) by giving written notice of the same to Lessee within thirty (30) days after Lessor receives Lessee's Notice of Intention to Exercise Extension Option with respect to the Second Extension Option. If Lessor does not give such written notice of negation within such 30-day period, then (a) the Lease Term shall be deemed extended for a Second Extension Term equal to the period set forth in the Notice of Intention to Exercise Extension Option, which shall constitute the full exercise by Lessee of the Second Extension Option, and
      (b) the parties shall proceed to determine Base Rent for the Second Extension Term in the manner provided in the Rider.

            C. All the provisions of this Lease shall apply during each of the Extension Terms without any further action by Lessor or Lessee except that
      (i) Base Rent during each Extension Term shall be the "Fair Market Rent" determined in accordance with the Rider, and (ii) there shall in no event be more than two Extension Terms. As used in this Lease, (a) the term "LEASE TERM" shall mean the Initial Term as it may be extended by any Extension Term pursuant to an Extension Option validly exercised by Lessee in accordance with the provisions of Section 2.B, and (b) the term "STATED EXPIRATION DATE" shall mean the last day of the Initial Term (or, if the Lease Term has been extended pursuant to an Extension Option validly exercised by Lessee in accordance with the provisions of Section 2.B, the last day of the corresponding Extension Term).

SEC. 3. USE: The Leased Premises shall be used and occupied by Lessee solely for general office and software development purposes (the "PERMITTED USES"), and for no other use or purpose. In its use of the Leased Premises, Lessee shall, at its sole cost and expense, comply with applicable "Legal Requirements" and "Insurance Requirements" (as hereinafter defined).

SEC. 4. SECURITY DEPOSIT: Upon the execution of this Lease, Lessee shall deposit with Lessor the sum of $21,826.00 (the "SECURITY DEPOSIT") as security for the punctual performance of each and every obligation of Lessee under this Lease and not as a prepayment of rent hereunder. Lessor may commingle the Security Deposit with Lessor's other funds, and no interest shall be due thereon. Lessor may use the Security Deposit to cure any default by Lessee and, in the event that Lessor so applies all or any portion of the Security Deposit, Lessee shall pay to Lessor, as Additional Rent, the amount so expended by Lessor within (i) ten (10) days of notice given by Lessor in the case of amounts of more than $500 so expended, or (ii) fifteen (15) days of notice given by Lessor in the case of amounts of not more than $500 so expended, so that at all times (subject to the grace periods hereinabove referenced) Lessor shall be entitled to hold the full Security Deposit. Any failure of Lessee to restore any amount expended from the Security Deposit within the applicable grace period specified in this Section shall immediately constitute an Event of Default hereunder without the necessity of any further notice or passage of time. Lessor shall assign the Security Deposit to any successor or assign of Lessor under this Lease, and thereafter Lessor shall have no further responsibility therefor. Within thirty (30) days after the expiration or earlier termination of the Lease Term, Lessor shall inspect the Leased Premises, make such deductions from the Security Deposit as may be required to cure any defaults by Lessee hereunder, and, if Lessee is not then in default hereunder, pay the balance of the Security Deposit to Lessee.

SEC. 5. BASE RENT: As part of the consideration of the execution of this Lease, Lessee covenants and agrees and promises to pay base rent ("BASE RENT") for the Initial Term described in Section 2.A above, at the rate of $261,912.00 per year, payable in monthly installments of $21,826.00. Base Rent during an Extension Term shall be the "Fair Market Rent" as defined in, and determined pursuant to, the provisions of the Rider, and shall be payable in equal monthly installments. Until Lessor gives Lessee other instructions, Base Rent and all other amounts due under this Lease (collectively, "ADDITIONAL RENT") shall be payable by Lessee to Lessor at the address of Lessor set forth below (or at such other address as Lessor may from time to time specify in writing to Lessee):

            Hewlett-Packard Company
            c/o MacMunnis, Inc.
            1840 Oak Avenue
            Suite 300
            Evanston, Illinois 60201

      The Base Rent payable hereunder shall be payable in legal tender of the United States of America, in advance, without demand and without offset, abatement or deduction (except as otherwise expressly provided in this Lease), commencing on September 15, 2004 (the "RENT COMMENCEMENT DATE") and continuing on the first day of each calendar month during the Lease Term thereafter; provided, however that the first installment of Base Rent shall be paid on September 15, 2004. Base Rent for the period September 15 - 30, 2004, and for any partial month at the expiration or earlier termination of this Lease, shall be pro-rated.

      Any Base Rent or Additional Rent (collectively, "RENT") not received by the Lessor within five (5) days after the date on which the same is due hereunder, shall be accompanied by a late charge of 5% of the amount of such overdue installment of Rent.

      Notwithstanding anything to the contrary contained in this Lease, provided that no "Event of Default" (as hereinafter defined) has occurred, Lessee shall be entitled to a credit against each monthly installment of Base Rent due and payable during the Initial Term in the amount of $2,598.33 per month, commencing on the Rent Commencement Date. In the event that this Lease is terminated by reason of the occurrence of an Event of Default hereunder, Lessee shall not be entitled to such credit with respect to any period from and after the effective date of such termination.

SEC. 6. ESCALATION RENT: For purposes of this Section:

            A. "OPERATIONAL EXPENSES" means all expenses, costs and disbursements of every kind and nature as determined in accordance with Lessor's accounting practices which the Lessor shall pay or become obligated to pay because of, or in connection with, the ownership, management, or operation of the Land, the Building, the Complex, or any other improvements located on the Land (collectively, the "PROPERTY"), including the following:

                  (i) Wages and salaries of all employees engaged in operation and maintenance of the Property, including taxes, insurance and benefits relating thereto, and fees for managing the Property; provided, however, that there shall be excluded from Operational Expenses for the purposes of this Lease any management fee paid by Lessor in excess of that typically paid by landlords in connection with the provision of a similar level of management services to comparable buildings in the vicinity of the Property in arm's length transactions between unaffiliated parties.

                  (ii) All supplies, materials and tools used in the operation, maintenance, repair and security of the Property and Property facilities (with the cost of any such supplies, materials and tools that are used at more than one of Lessor's properties being pro-rated among such properties).

                  (iii) Cost of all utilities, including gas, water,
            electricity, heating, air conditioning, and ventilation, for the Complex, including lighting the Property.

                  (iv) Cost of all janitorial, security, maintenance and service agreements, including window cleaning, snow removal and elevator maintenance.

                  (v) Cost of casualty and liability insurance applicable to the
            Property and Lessor's personal property used in connection therewith; provided, however, that if the cost of such insurance increases by reason of a specific use being made of portion(s) of the Property by Lessee, Lessor or another occupant (rather than by reason of increases in premiums for such insurance generally applicable to office/R&D use), then the amount of such increase attributable to such specific use shall be excluded from Operational Expenses and shall be charged to and payable by the party(ies) whose use has resulted in such increase in insurance costs.

                  (vi) Property Taxes. The term "PROPERTY TAXES" shall mean all ad valorem taxes, personal property taxes and all other taxes, assessments, use and occupancy taxes, transit taxes, water and sewer charges, excises, levies, license and permit fees and all other similar charges (but specifically excluding federal and state taxes on income), if any, whether federal, state, county or municipal, and whether they be taxing districts or authorities presently taxing the Property or any portion thereof, which are levied, assessed, or imposed upon or become due and payable in connection with, or a lien upon, the Land, the Building, the Complex, the Property, or facilities used in connection therewith and rentals or receipts therefrom, and all taxes of whatsoever nature that are imposed in substitution for or in lieu of any of the taxes, assessments, or other charges included in this definition of "Property Taxes."

                  (vii) Cost of repairs and general maintenance (excluding
            repairs and general maintenance paid by proceeds of insurance or by Lessee or other third parties, and alterations attributable solely to lessees of the Complex other than Lessee); provided, however, that for the purposes of this Lease (a) there shall be excluded from Operational Expenses repairs and general maintenance costs incurred by Lessor with respect solely to either Building 1 or Building 3 of the Complex and no portion of which is incurred with respect to Building 2 of the Complex (i.e., the Building in which the Leased Premises are located); and (b) with respect to costs incurred by Lessor pursuant to Section 8.A below that would be classified as "capital" under generally accepted accounting practices, such costs (together with interest thereon at an annual rate equal to the prime rate at the time of such expenditure plus two (2) percentage points) shall be amortized on a straight-line basis over an appropriate period reasonably selected by Lessor in accordance with generally accepted accounting practices, and there shall be included in Operational Expenses for each year on account thereof only the amount of such year's amortization amount.

            B. "PROPORTIONATE SHARE" shall be the figure obtained, as expressed in a percentage, by dividing the Rentable Area of the Leased Premises by the total Rentable Area of the Complex. For the purposes for this Section, the parties hereto agree that Lessee's Proportionate Share is 4.98%; provided, however, that with respect to Operational Expenses incurred with respect to less than all of the three buildings included in the Complex, Lessee's Proportionate Share thereof shall be the figure obtained, as expressed in a percentage, by dividing the Rentable Area of the Leased Premises by the total Rentable Area of the buildings of the Complex with respect to which such Operational Expenses were incurred.

            C. Lessee shall pay to Lessor as Additional Rent its Proportionate Share of all Operational Expenses in the following manner:

            (i) Lessee shall, for the portion of the Lease Term contained in calendar year 2004, pay to Lessor on account of Lessee's Proportionate Share of Operational Expenses the sum of $22,792.58 per month (computed on the basis of $7.31/sf/year x 37,416 sf), on the Rent Commencement Date and on the first day of each calendar month thereafter during calendar year 2004 (with the first payment on account of Operational Expenses to be made on September 15, 2004 and to be in an amount equal to the pro-rated remainder for the month of September, 2004). Subsequent payments on account of Operational Expenses shall be due and payable on the first day of every calendar month during the term of this Lease. Lessee acknowledges that the amount set forth in the first sentence of this subsection (i) is only a good faith estimate of the amount of Lessee's Proportionate Share of Operational Expenses for calendar year 2004. Within a reasonable time after the commencement of each calendar year after 2004 (hereinafter called a "SUBSEQUENT YEAR"), Lessor shall notify Lessee in writing of the amount of Lessor's good faith estimate of Lessee's Proportionate Share of Operational Expenses for such Subsequent Year. In each Subsequent Year, Lessee shall pay to Lessor on the first day of each and every month during such Subsequent Year, a sum equal to one-twelfth of Lessor's estimate of Lessee's Proportionate Share of the Operational Expenses for such year; provided, however, that Lessor shall have the right from time to time to deliver updated written estimates to Lessee of the monthly installments to be paid by Lessee to Lessor on account of Lessee's Proportionate Share of Operational Expenses, in which case Lessee shall thereafter pay such revised amount to Lessor on the first day of each calendar month during the Lease Term. Lessee acknowledges that any such estimate provided by Lessor is only a good faith estimate of the amount of Lessee's Proportionate Share of Operational Expenses during such period; or in the alternative

            (ii) Within ninety (90) days after the end of any quarter or calendar year included (in whole or in part) within the Lease Term, Lessor shall give written notice to Lessee of the amount of such Additional Rent due from Lessee, and Lessee agrees to make payment of the Additional Rent due from Lessee to Lessor within ten (10) days following receipt of this notice.

            Within ninety (90) days after the end of calendar year 2004 Lessor shall give to Lessee a computation of Lessee's Proportionate Share of Operational Expenses for the period September 15 - December 31, 2004, and within ninety (90) days after the end of each Subsequent Year Lessor shall give to Lessee a computation of Lessee's Proportionate Share of Operational Expenses for such Subsequent Year, and within ten days following receipt of such computation Lessee shall pay to Lessor its Proportionate Share of Operational Expenses as shown on such computation less the payments made by

      Lessee to Lessor pursuant to this subparagraph (ii) during the preceding calendar year, or if Lessee has overpaid such Proportionate Share, the Lessor shall refund any overpayment or credit the same against Lessee's Proportionate Share of Operational Expenses for the next succeeding calendar year.

            If the Lease Term commences after the beginning of a calendar year or expires before the end of a calendar year, Lessee's Proportionate Share of Operational Expenses for such year shall be adjusted proportionately. Lessee's obligations under this Section 6.C shall survive the expiration or earlier termination of this Lease with respect to the portion of the calendar year occurring prior to the effective date of such expiration or earlier termination.

            The parties hereby agree that the amount to be paid by Lessee on account of electricity charges shall be separately determined in accordance with the provisions of Section 7 below, rather than included in the amount of Operational Expenses with respect to which Lessee is obligated to pay Lessee's Proportionate Share thereof. Notwithstanding the different method of calculation of the amount of Lessee's obligation with respect to electricity charges, references in this Lease to Lessee's obligation to pay "Lessee's Proportionate Share" of Operational Expenses shall be deemed to include the amount of Lessee's obligation with respect to electricity charges as determined in accordance with the provisions of
      Section 7 below.

            D. Upon Lessee's written request made within one hundred twenty
      (120) days after the end of a calendar year, Lessor shall provide to Lessee (i) copies of Property Tax bills for the prior calendar year, and
      (ii) copies of Lessor's cost center reports relating to the Complex for the prior calendar year. In the event that the materials so provided demonstrate that Lessee has made an overpayment of Operational Expenses for such calendar year, Lessor shall credit the amount of such overpayment to the next succeeding payment(s) of Base Rent and Additional Rent due hereunder (or, if this Lease has expired without Lessee then being in default hereunder, Lessor shall refund the amount of such overpayment to Lessee). Lessor shall have no obligation to provide any documentation to Lessee in response to any such request by Lessee other than those items expressly identified in this Paragraph D.

SEC. 7. SERVICES AND UTILITIES: Subject to the provisions of this Lease, Lessor shall furnish to Lessee the following services during the Lease Term:

      (a) Janitorial service for Building standard items, which shall initially be in accordance with the standards set forth on Exhibit "C" attached hereto and made a part hereof.

      (b) Elevator service during normal business hours (with reduced passenger elevator service made available outside normal business hours).

      (c) Air conditioning and heating as reasonably required in Lessor's judgment for comfortable use and occupancy of the Leased Premises under normal office conditions or in accordance with applicable governmental regulations or guidelines; provided, however, that Lessor shall be obligated to furnish heat or air conditioning to the Leased Premises only at such times and on such days as are necessary, in Lessor's judgment, to meet the needs of the occupants of the Building; and Lessor shall not be required to furnish heat and air conditioning before 7:00 A.M. or after 7:00 P.M. on week days, or on weekends or holidays observed by Lessor.

      (d) Electricity for normal office use.

      (e) Tempered and refrigerated water at those points of supply provided for general use of other lessees in the Complex.

      The cost to Lessor of providing the above-referenced services shall be included in Operational Expenses. No interruption or malfunction of any such services shall render Lessor liable for damages or entitle Lessee to be relieved from any of its obligations hereunder or grant Lessee any right of set-off or recoupment. Unless expressly set forth in this Section, Lessor shall have no obligation to provide any utility or service to the Leased Premises or the Building.

      For purposes of calculating the amount of Lessee's payment obligation with respect to electricity charges hereunder (the "ELECTRICITY CHARGE"), the base amount (the "BASE ELECTRICITY CHARGE") of electricity charges to be paid by Lessee shall be $3.18 per year per square foot of Rentable Area in the Leased Premises ($118,982.88 per year), based upon the rate charged to Lessor as of the date of this Lease by the company providing electricity to the Complex of $.09/KwH (the "BASE ELECTRICITY RATE"). Subject to the provisions of the last paragraph of Section 6.C above, the Electricity Charge shall be included in Operational Expenses and shall be payable by Lessee to Lessor at the times and in the manner provided in Section 6 above for the payment of Lessee's Proportionate Share of Operational Expenses. If, from time to time, the rate charged to Lessor for electricity service to the Complex by the company providing the same (the "ELECTRICITY RATE") should increase above the Base Electricity Rate, the Electricity Charge payable by Lessee hereunder shall increase effective as of the date of such increase in the Electricity Rate, which increased Electricity Charge shall be calculated by multiplying the Base Electricity Charge by a fraction, the numerator of which is the most recent increased Electricity Rate and the denominator of which is the Base Electricity Rate. The parties acknowledge and agree that the Base Electricity Charge has been established based on the assumption that Lessee will consume electricity in the Leased Premises at a rate comparable to that of other occupants of administrative/office space in comparable buildings in the vicinity of the Property; if at any time Lessee's consumption should exceed this amount, Lessor reserves the right to adjust the amount of the Electricity Rate accordingly.

      In addition, Lessee shall pay to Lessor, as Additional Rent, monthly as billed, such charges as may be separately metered or submetered with respect to the Leased Premises. At the request of Lessee, or upon Lessor's own initiative, Lessor shall install a separate meter or submeter to measure the consumption of one or more utilities in the Leased Premises. The cost of installation of such meters or submeters shall be borne equally by Lessor and Lessee. From and after the installation of any such separate meter or submeter, Lessee shall pay the full amount for the utility so metered or submetered based on such meter or submeter reading. In lieu of requesting the installation of a meter or submeter, Lessee and Lessor shall each have the right to cause the applicable utility provider to perform an audit of the consumption of such provider's utility service within the Leased Premises, at the sole expense of the party requesting such audit, the report of which audit shall be shared with the other party to this Lease. If such audit report demonstrates that the actual cost of such utility service as consumed within the Leased Premises is less than or more than the amount paid by Lessee based on its Proportionate Share of the total charge for such utility to the Complex (or, in the case of electricity charges, if such audit report demonstrates that the actual cost of electricity attributable to the Leased Premises is less than or more than the then-current Electricity Charge as determined in accordance with the provisions of this Section 7), Lessee and Lessor shall make an equitable adjustment to the amount of such charge on a prospective basis.

      In the event that Lessee desires air conditioning or heating at any time or times other than as specified in subparagraph (c) of this Section 7 and Lessor consents to the furnishing of such service at the time or times requested by Lessee, Lessee shall be charged for such air conditioning or heating furnished by Lessor during such periods at Lessor's then standard hourly rate applicable during the periods when such services are furnished (which rate shall reflect the actual cost to Lessor (including depreciation) of operating the air conditioning or heating system after normal business hours). Such rate may be changed by Lessor at any time and from time to time during the term of this Lease as Lessor's cost of providing such service changes.

      Lessor shall have the right, exercisable upon reasonable advance notice to Lessee (except in the case of an emergency, when only such notice as is practicable under the circumstances need be given), to temporarily suspend any utility service to the Leased Premises or the Building (or any portion thereof) in order to facilitate the performance of construction, repair, restoration, or alteration activities. Lessor shall make reasonable efforts to provide substitute utility service for any service so suspended, but Lessor shall not be liable to Lessee for any such suspension.

SEC. 8. MAINTENANCE, REPAIRS, ACCESS AND USE:

            A. Lessor shall, except as otherwise provided herein, provide for the maintenance and repair of the exterior walls, exterior windows, roof, structural elements, common areas, and Building systems equipment (other than equipment installed by any lessee), the cost of which shall be included in Operational Expenses. Unless otherwise expressly stipulated herein, Lessor shall not be required to make any improvements or perform any maintenance or repairs of any kind or character on the Leased Premises or the Building during the Lease Term except that Lessor shall make such modifications to the Building (including the Leased Premises) as may be required in order to comply with "Legal Requirements" (as hereinafter defined) applicable to general office use that first become effective after the date of this Lease, the cost of which modifications shall be included in Operational Expenses; provided, however, that if such newly-enacted Legal Requirements require any modifications to be made to the Leased Premises by reason of any use being made thereof other than general office use (without intending hereby to modify the definition of "Permitted Uses" set forth in Section 3 above), then such modifications shall be made by Lessor at the sole cost of Lessee. Lessee shall promptly give Lessor written notice of any damage in the Leased Premises or the Building requiring repair by Lessor, and Lessor shall not be liable for any damages resulting from the failure to make any such repair.

            B. Lessor, its officers, agents and representatives shall have the right to enter all parts of the Leased Premises at all reasonable hours to inspect, clean, make repairs, alterations and additions to the Building or Leased Premises which it may deem necessary or desirable, or to provide any service which it is obligated to furnish to Lessee, or to show the Leased Premises to prospective lessees during the last six (6) months of the Lease Term, and Lessee shall not be entitled to any abatement or reduction of Rent by reason thereof. Except in case of emergency, such entry shall be made upon at least twenty-four (24) hours' advance written notice to Lessee, and persons making such entry shall be accompanied by a representative of Lessee (unless Lessee fails to make such a representative available after Lessor timely gives such notice). Notwithstanding anything to the contrary contained in this Lease, in the event of an emergency, Lessor shall be permitted to enter upon the Leased Premises at any time and with only such notice (if any) to Lessee as is practicable under the circumstances.

            C. Lessor may at its option and at the cost and expense of Lessee, repair or replace any damage or injury done to the Building or any part thereof, caused by Lessee, Lessee's agents, employees, licensees, invitees or visitors; Lessee shall pay the cost thereof to Lessor as Additional Rent, on demand. Lessee further agrees to maintain and keep the interior of the Leased Premises, all alterations, additions or changes to the Leased Premises made by Lessee, and all equipment installed by Lessee in the Building, in good repair and condition (reasonable wear and tear excepted), at Lessee's expense. Lessee agrees not to commit or allow any waste or damage to be committed on any portion of the Leased Premises, and at the termination of this Lease, by lapse of time or otherwise, and to maintain the Leased Premises in as good condition as on date of first possession by Lessee, reasonable wear and tear alone excepted.

            D. Lessee will not: use, occupy or permit the use or occupancy of the Leased Premises for any purpose which is not permitted under "Legal Requirements" or "Insurance Requirements" (as hereinafter defined), or which may be dangerous to life, limb, or property; or permit the maintenance of any public or private nuisance; or do or permit any other thing which may disturb the quiet enjoyment of any other lessee of the Building; or keep any substance or carry on or permit any operation which might emit offensive odors or conditions into other portions of the Building; or use any apparatus which might make undue noise or set up vibrations in the Building; or permit anything to be done which would increase the fire and extended coverage insurance rate on the Building or contents, and if there is any increase in such rates by reason of acts of Lessee, then Lessee agrees to pay such increase promptly upon demand therefor by Lessor. Lessor will not use, occupy or permit the use or occupancy of any portion of the Complex then occupied by Lessor for its own business purposes, for any purpose which is not permitted under "Legal Requirements" or "Insurance Requirements" (as hereinafter defined). As used in this Lease, (i) the term "LEGAL REQUIREMENTS" means, collectively, those statutes, by-laws, codes, and ordinances (and all rules and regulations thereunder), licenses, permits, approvals, consents, executive orders and other administrative orders, judgments, decrees, and other judicial orders of or by any governmental authority which may at any time be applicable to the Land or the Building or to any condition or use thereof; and (ii) the term "INSURANCE REQUIREMENTS" means, collectively, the terms of any policy of insurance maintained by Lessor or Lessee and applicable to the Land or the Building or to the use of any portion of either, and all requirements of the issuer of any such policy and all orders, rules, regulations and other requirements of the National Board of Fire Underwriters, or any other body exercising similar functions.

SEC. 9. LIENS: Lessee shall not permit any mechanics' liens, materialmen's liens, or other liens to be fixed or placed against the Leased Premises or the Building and shall immediately discharge (either by payment or by filing of the necessary bond) any such lien which is allegedly fixed or placed against the Leased Premises or the Building or the Complex by any person or entity claiming against Lessee or anyone claiming by or through Lessee.

SEC. 10. ALTERATIONS: All alterations, additions or changes to the Leased Premises that Lessee desires to make shall require Lessor's prior written consent, after submission to Lessor of plans and specifications showing the alterations, additions or changes Lessee desires to make and any other information reasonably requested by Lessor, which consent shall not be unreasonably withheld, delayed or conditioned; provided, however, that Lessor's consent shall not be required for painting or installing removable decorative items (other than wall coverings and floor coverings). All alterations, additions or changes shall: be made by bondable (unless otherwise approved by Lessor) workers and contractors approved in advance in writing by Lessor, which approval shall not be unreasonably withheld, delayed or conditioned (provided, however, that with respect to alterations, additions or changes costing less than $50,000 in the aggregate being performed at any one time, such workers and contractors need not be bondable, but they shall still be subject to Lessor's approval as previously provided); be performed in accordance with the plans and specifications previously delivered to (and where required by this Lease, as approved by) Lessor; be done in a manner so as to create the least possible disruption or inconvenience to Lessor and to other lessees in the Building and other workers and contractors performing work in the Building; and shall be done in a good and workmanlike manner employing new construction materials at least equal in quality to those of the existing Building, and in compliance with all Legal Requirements, Insurance Requirements, "Rules and Regulations" (as hereinafter defined), and the plans and specifications submitted to (and, where required, approved by) the Lessor. Before commencing work, Lessee shall: secure all necessary licenses, permits and approvals required by applicable Legal Requirements, and furnish copies thereof to Lessor; at Lessor's request, provide (or cause its contractor to provide) such bonds or other assurances satisfactory to Lessor protecting Lessor against claims arising out of the furnishing of labor and materials for the work; and carry or cause each contractor to carry insurance with such coverages and in such amounts as Lessor may reasonably require (all such insurance to be written in companies approved by Lessor and Lessee shall deliver to Lessor certificates of all such insurance prior to the commencement of such work). Within two (2) weeks after completion of any alterations, additions or changes involving Building systems, hardwall partitions, or structural changes, Lessee shall submit as-built drawings or sketches of the completed work to Lessor.

      Lessee shall indemnify, defend and hold harmless Lessor and its officers, directors, servants, agents, employees, contractors and invitees from and against any and all liability, damage, penalties or judgments and from and against any claims, actions, proceedings and expenses and costs in connection therewith, including reasonable attorneys' fees, resulting from any alterations, additions or improvements undertaken by or on behalf of Lessee, which obligations shall survive the expiration or termination of this Lease with respect to work performed by or on behalf of Lessee prior to such expiration or termination.

      In the course of any work being performed by or on behalf of Lessee, Lessee agrees to use labor compatible with that being employed by Lessor for work in the Building or on the Property, and not to employ or permit the use of any labor or otherwise take any action which might result in a labor dispute involving personnel providing services in the Building or on the Property pursuant to arrangements made by Lessor.

      Lessee shall not, without the specific written consent of Lessor and Lessee's written agreement to pay additional costs resulting therefrom, install any apparatus or device within the Leased Premises, including electronic data processing machines, punch card machines or any other machines, that would (i) weigh in excess of the machines normally used in comparable buildings in Nashua, New Hampshire; or (ii) use electrical power in excess of that available to the Leased Premises through the Building's existing electrical system; or (iii) in any way increase the amount of electrical power, water, gas heating or air conditioning used by Lessee in the Leased Premises to an amount in excess of the amount usually furnished at such time for use by lessees in general office space in other similar buildings in Nashua, New Hampshire.

SEC. 11. FURNITURE, FIXTURES AND PERSONAL PROPERTY: Lessee may remove its trade fixtures, office supplies and movable office furniture and equipment provided:
(a) such removal is made prior to the expiration or earlier termination of this Lease; and (b) Lessee promptly repairs all damage caused by such removal. All other property at the Leased Premises and any alterations or additions to the Leased Premises (including wall-to-wall carpeting, paneling or other wall covering) shall become the property of Lessor and shall remain upon and be surrendered with the Leased Premises as a part thereof at the expiration or earlier termination of this Lease, Lessee hereby waiving all rights to any payment or compensation therefor. If, however, Lessor so requests in writing at the time of its approval of the plans therefor submitted by Lessee, Lessee shall, prior to the expiration or earlier termination of this Lease, remove the alterations, additions, fixtures, equipment and property placed or installed by it in the Leased Premises as so requested by Lessor, and will repair any damage caused by such removal. If any property which is required to be removed by Lessee is not removed within the specified time, Lessor may, in addition to its other rights and remedies, treat such property as abandoned, and may remove such property and store the same at Lessee's expense, and Lessee shall reimburse Lessor on demand for the expenses incurred in doing so.

SEC. 12. SUBLETTING AND ASSIGNING: Lessee shall not assign or otherwise transfer this Lease or any interest herein, and shall not sublet the Leased Premises or any portion thereof, or any right or privilege appurtenant thereto, or suffer or permit any other party to occupy or use the Leased Premises or any portion thereof, without the prior express written consent of Lessor, which consent may be withheld by Lessor in its sole and absolute discretion. Lessee shall not mortgage, pledge, hypothecate or otherwise encumber this Lease or any interest herein. Lessee shall reimburse Lessor on demand, as Additional Rent, for all reasonable expenses (including reasonable attorneys' fees) incurred by Lessor in connection with any such assignment or subletting.

      If Lessee wishes to enter into an assignment or sublease with respect to all or any portion of the Premises, Lessee shall deliver to Lessor (i) a true and complete copy of the proposed instrument containing all of the terms and conditions of such proposed assignment or sublease, (ii) a reasonably detailed description of the business operations proposed to be conducted in the Leased Premises by such assignee or sublessee, (iii) such financial information concerning such proposed assignee or sublessee as Lessor may reasonably require,
(iv) schematic plans and specifications for any alterations which Lessee or such assignee or sublessee seeks to make in connection with such proposed assignment or sublease (with complete plans and specifications to be submitted and approved prior to the commencement of any construction, as required under Section 10), and (v) a written agreement, in form reasonably approved by Lessor, between such proposed assignee or sublessee and Lessor in which such assignee or sublessee agrees with Lessor to perform and observe all of the terms, covenants and conditions of this Lease.

      Within thirty (30) days after receipt of the notice of the proposed assignment or subletting and the other information required to be provided to Lessor hereunder, Lessor shall notify Lessee in writing whether it consents to, or withholds its consent to, the proposed assignment or subletting. Failure of Lessor to so notify Lessee within such time period shall be deemed to constitute Lessor's withholding its consent to such assignment or subletting. If Lessor consents to such proposed assignment or subletting, then prior to such assignment or sublease becoming effective (and as a condition precedent to the effectiveness thereof), Lessee shall deliver to Lessor an original of the fully-executed instrument of assignment or sublease and of the agreement described in clause (v) above.

      Notwithstanding any such consent, the undersigned Lessee shall remain jointly and severally liable (along with each approved assignee or sublessee, who shall automatically become liable for all obligations of Lessee hereunder), and Lessor shall be permitted to enforce the provisions of this Lease directly against the undersigned Lessee and/or any assignee or sublessees without proceeding in any way against any other person. If Lessee enters into an assignment or sublease, then Lessee shall pay to Lessor as Additional Rent, within ten (10) days of receipt by Lessee, fifty (50%) percent of the amount by which (on a pro-rated basis in the case of a sublease covering less than all of the Leased Premises) the consideration, rent, or other charges payable to Lessee under such assignment or sublease exceed the sum of (i) the Rent to be paid hereunder, and (ii) Lessee's actual out-of-pocket payments to third parties for costs reasonably incurred in connection with such assignment or sublease (including advertising, architect's and engineer's fees and expenses, brokerage fees, legal fees, and fit-up costs) all amortized for these purposes over the term of this Lease (in the case of an assignment) or over the term of the sublease (in the case of a sublease). No consent to an assignment or sublease or collection of rent by Lessor directly from any assignee or sublessee, or failure so to collect such rent, shall be deemed a waiver of the provisions of this Section, an acceptance of such assignee or sublessee as a lessee hereunder, or a release of Lessee from direct and primary liability for the performance of all of the covenants of this Lease. Lessor's consent to an assignment or sublease shall not relieve Lessee from the obligation of obtaining the express consent of Lessor to any modification of such assignment or sublease, or any further assignment or sublease. In no event shall any party to an assignment or sublease, whether or not consented to, further assign, sublease or otherwise transfer all or any part of its interest in the Leased Premises without the prior written consent of Lessor in each instance, which consent may be withheld by Lessor in its sole and absolute discretion. Lessee shall not permit any other person or entity to occupy the Leased Premises for any purpose, whether as tenant at will or as tenant at sufferance or otherwise, or by license, concession, or any other written or verbal arrangement, except in accordance with the provisions of this Section.

      Notwithstanding the preceding provisions of this Section, without the necessity of obtaining Lessor's prior written consent, Lessee shall be entitled to assign this Lease to, or to enter into a sublease of all or any portion of the Leased Premises to, (i) an entity into or with which Lessee is merged or consolidated, or to which substantially all of Lessee's stock or assets are transferred, or (ii) any entity which controls or is controlled by Lessee or is under common control with Lessee, provided that in any such event: (a) the successor to Lessee has a net worth, computed in accordance with generally accepted accounting principles consistently applied, at least equal to the greater of (1) the net worth of Lessee immediately prior to such merger, consolidation or transfer, or (2) the net worth of the named Lessee on the date of this Lease; (b) proof of such net worth satisfactory to Lessor shall have been delivered to Lessor at least ten (10) days prior to the effective date of such transaction, and (c) in the case of an assignment, the assignee agrees directly with Lessor, by written instrument in form satisfactory to Lessor, to be bound by all of the obligations of Lessee hereunder, including the prohibition against further assignment and subletting.

SEC. 13. FIRE AND CASUALTY: If at any time during the Lease Term, the Leased Premises or a substantial portion of the Building shall be damaged or destroyed by fire or other casualty, Lessor shall have the right by giving Lessee written notice thereof at any time within forty-five (45) days after the occurrence of such damage or destruction to terminate this Lease. If Lessor does not so terminate this Lease, then within such 45-day period Lessor shall deliver to Lessee Lessor's good faith estimate of the time required to complete the repair and restoration of the Leased Premises and the Building to substantially the same condition in which they existed immediately prior to such damage or destruction (subject to the exclusions hereinbelow described). If the time set forth in such estimate exceeds nine (9) months from the date of the casualty, then Lessee shall have the right to terminate this Lease by giving written notice of termination to Lessor within thirty (30) days after Lessee's receipt of such estimate. If this Lease is not terminated in accordance with the preceding provisions of this Section, then this Lease shall continue in full force and effect and Lessor shall proceed to repair and reconstruct the Leased Premises and the Building to substantially the same condition in which they existed immediately prior to such damage or destruction (subject to the exclusions hereinbelow described), such repairs and restoration to be made within a reasonable time thereafter, subject to delays arising from the settlement of insurance proceeds, shortages of labor or material, acts of God, or other conditions beyond Lessor's reasonable control. Lessor shall not be required to rebuild, repair, or replace any part of Lessee's alterations, furniture, furnishings or fixtures or equipment, and Lessee shall be obligated to rebuild, repair and replace the same; provided, however, that Lessor shall be responsible, at its expense, for replacing the furniture described in

Paragraph 4 of the Rider to the extent that the same is damaged or destroyed by such casualty. Lessor's restoration obligation shall not require Lessor to spend an amount in excess of the insurance proceeds actually received by Lessor and allocable thereto. If Lessor fails to substantially complete such repair and reconstruction within six (6) months after it commenced the same (subject to delays as aforesaid), Lessee shall have the right to terminate this Lease by giving written notice of termination to Lessor within thirty (30) days after the expiration of such 6-month period. In the event that this Lease is terminated as herein permitted, Lessor shall refund to Lessee the prepaid unaccrued Rent, if any, less any sums then owing to Lessor by Lessee, or Lessee shall pay all Rent and other sums owed to Lessor up to the date of such termination, as the case may be. In any of the aforesaid circumstances, Rent shall abate proportionately during the period to the extent that the Leased Premises are unfit for use by Lessee in the ordinary conduct of its business. Notwithstanding the preceding provisions of this Section, if the Leased Premises or the Building shall be damaged by fire or other casualty resulting from the fault or negligence of Lessee, or the agents, employees, licensees, or invitees of Lessee, then (i) Lessee shall have no right to terminate this Lease, (ii) such damage shall be repaired by and at the expense of Lessee under the direction and supervision of Lessor, (iii) Lessee shall be responsible, at its expense, for replacing the furniture described in Paragraph 4 of the Rider to the extent that the same is damaged or destroyed by such casualty, and (iv) Rent shall continue without abatement.

SEC. 14. CONDEMNATION: If there shall be taken during the Lease Term any part of the Leased Premises or the Building, Lessor may elect to terminate this Lease or to continue this Lease in effect. If Lessor elects to continue the Lease, the Rent shall be reduced in proportion to the area of the Leased Premises so taken and Lessor shall repair any damage to the remainder of the Leased Premises or the Building resulting from such taking, but in no event shall Lessor be required to spend thereon more than the amount of the award received by Lessor by reason of such taking and allocable thereto. All sums awarded or agreed upon between Lessor and the condemning authority for the taking of the interest of Lessor or Lessee, whether as damages or as compensation, shall be the property of Lessor. If, following any such condemnation, Lessee reasonably determines that the portion of the Leased Premises or the Building remaining after such condemnation is not sufficient to enable Lessee to continue the normal operation of its business as then conducted in the Leased Premises, Lessee shall have the right to terminate this Lease by giving written notice of termination to Lessor within thirty (30) days after Lessee receives notice of such condemnation, which notice shall be effective to terminate this Lease upon the date on which physical possession of the Leased Premises (or such portion thereof) is taken by the condemning authority. If this Lease is terminated under any provision of this Section 14, Rent shall be payable up to the date that possession is taken by the condemning authority and Lessor shall refund to Lessee any prepaid unaccrued Rent less any sums then owing by Lessee to Lessor.

SEC. 15. EVENT OF DEFAULT AND LESSOR'S REMEDIES: Each of the following acts, omissions or occurrences shall constitute an "EVENT OF DEFAULT" hereunder:

      A. Failure by Lessee to timely pay any Base Rent, Additional Rent or other payments required to be paid hereunder, which failure continues for at least seven (7) days after Lessor gives written notice to Lessee of such failure (provided, however, that after Lessor has given two (2) notices to Lessee pursuant to this subsection within a 12-month period, failure to make any payment of Base Rent, Additional Rent or other payment within seven (7) days after the date on which the same is due hereunder shall constitute an immediate Event of Default without the necessity of Lessor giving any notice to Lessee).

      B. Failure by Lessee to perform or observe any other covenant, condition or provision of this Lease to be performed or observed by Lessee, which failure is not cured within thirty (30) days after written notice from Lessor to Lessee of such failure.

      C. The adjudication of Lessee to be bankrupt or insolvent or the filing or execution or occurrence of: a petition in bankruptcy or other insolvency proceeding by or against Lessee; or petition or answer seeking relief under any provision of the Bankruptcy Code or any similar acts; or an assignment for the benefit of creditors or a composition; or a petition or other proceeding by or against Lessee for the appointment of a trustee, receiver or liquidator of Lessee or any of Lessee's property or a proceeding by any governmental authority for the dissolution or liquidation of Lessee, unless any such involuntary receivership or proceeding against Lessee is dismissed or stayed within sixty (60) days thereafter.

      D. Abandonment of the Leased Premises or any significant portion thereof.

            Upon or at any time following the occurrence of any Event of Default enumerated above, Lessor may, at its option, in addition to any and all other rights, remedies or recourses available to it hereunder or at law or in equity, do any one or more of the following:

      (a) Terminate this Lease, in which event Lessee shall immediately surrender possession of the Leased Premises to Lessor.

      (b) Enter upon and take possession of the Leased Premises and expel or remove Lessee and any other occupant therefrom, with or without having terminated the Lease.

      (c)   Alter locks and other security devices at the Leased Premises.

      (d) Discontinue furnishing heat, air conditioning, cleaning and lighting services or any of them, until all arrears of rent have been paid in full.

      Exercise by Lessor of any one or more of the remedies herein granted or otherwise available shall not be deemed to be an acceptance of surrender of the Leased Premises by Lessee, whether by agreement or by operation of law, it being understood that such surrender can be effected only by the written agreement of Lessor and Lessee.

      In the event Lessor elects to terminate this Lease by reason of an Event of Default, then notwithstanding any such termination Lessee shall be liable for and shall pay to Lessor the sum of all Base Rent, Additional Rent and other indebtedness accrued to the date of such termination, plus, as damages, all other sums required to be paid by Lessee to Lessor over the remainder of the Lease Term (which shall expressly not include any unexercised Extension Term), diminished by any net sums thereafter received by Lessor through reletting of the Leased Premises during such period (after deducting expenses incurred by Lessor as hereinafter provided). Such amounts shall be paid by Lessee to Lessor in monthly installments on the first day of each calendar month during the remainder of what would have been the Lease Term if this Lease had not been so terminated. In no event shall Lessee be entitled to any excess of any net sums obtained by reletting over and above the amounts required to be paid by Lessee under this Lease. Actions to collect amounts due by Lessee as provided in this paragraph may be brought from time to time on one or more occasions, without the necessity of Lessor's waiting until the expiration of the original scheduled Lease Term. In lieu of the foregoing damages, Lessor may, at any time after such termination, elect to recover from Lessee as damages, an amount of money equal to the amount (if any) by which (i) the total Base Rent and all other payments due for the balance of the Lease Term, exceeds (ii) the fair market rental value of the Leased Premises for the balance of the Lease Term as of the occurrence of the Event of Default, such difference to be discounted at the rate of 6% per annum to present value.

      In the case of an Event of Default, Lessee shall also be liable for and shall pay to Lessor upon demand, in addition to any other sums provided to be paid hereunder: brokers' fees incurred by Lessor in connection with reletting all or any portion of the Leased Premises; the costs of removing and storing Lessee's or other occupant's property found in the Leased Premises; the costs of repairing or restoring the Leased Premises to its condition as of the Commencement Date, reasonable wear and tear excepted; the cost of alterations made to the Leased Premises in connection with such reletting; and all reasonable expenses incurred by Lessor in enforcing Lessor's remedies, including reasonable attorneys' fees. Past due Base Rent, Additional Rent and other past due payments shall bear interest from their respective due dates until paid at the rate of 6% per annum.

      In the event of termination or repossession of the Leased Premises upon the occurrence of an Event of Default, Lessor shall not have any obligation to relet or attempt to relet the Leased Premises or any portion thereof or to collect any rental after any such reletting. In the event of any such reletting, Lessor may relet the whole or any portion of the Leased Premises for any period, to any Lessee, for any rental and for any use and purpose.

      In calculating the amounts for which Lessee is liable hereunder, it shall be deemed that Operational Expenses will continue at the same level as during the twelve (12) month period immediately preceding the termination of this Lease or Lessee's right to possession of the Leased Premises.

      Lessor shall have the right to invoke any right and remedy allowed at law or in equity or by statute or otherwise as though re-entry, summary proceedings, and other remedies were not provided for in this Lease. Nothing in this Lease shall require Lessor to elect any remedy for a default or Event of Default by Lessee hereunder, and all rights herein provided shall be cumulative with one another and with any other rights and remedies which Lessor may have at law or in equity in the case of such a default or Event of Default. Lessor's remedies under this Section shall survive the early termination of this Lease.

SEC. 16. LIABILITY INSURANCE: During the Lease Term, Lessee shall maintain a policy of comprehensive general liability insurance, including fire legal liability, at Lessee's expense, insuring Lessor against liability arising out of the ownership or maintenance of the Property. The initial amount of such insurance shall be at least $5,000,000 combined single limit, and such policy shall be issued by an insurer reasonably acceptable to Lessor. However, the amount of such insurance shall not limit Lessee's liability nor relieve Lessee of any obligation hereunder. The policy shall contain cross-liability endorsements, if applicable. Such policy shall contain a provision which prohibits cancellation or modification of the policy except upon thirty (30) days prior written notice to Lessor. Lessee may discharge its obligations under this Section by naming Lessor as an additional insured under a policy of Comprehensive General Liability maintained by Lessee and containing the coverage and provisions described in this Section. Lessee shall deliver a Certificate of Insurance (or a renewal thereof) to Lessor prior to the Commencement Date and thereafter not less than thirty (30) days prior to the expiration of any such policy. Lessee shall, at Lessee's expense, maintain such other property and liability insurance as Lessee deems necessary to protect Lessee. All insurance policies shall contain a waiver of subrogation to the extent of insurance proceeds payable.

SEC. 17. HOLD HARMLESS: TO THE FULLEST EXTENT PERMITTED BY LAW, LESSEE SHALL DEFEND WITH COUNSEL REASONABLY ACCEPTABLE TO LESSOR, INDEMNIFY AND SAVE HARMLESS LESSOR AND ITS MORTGAGEES AND THEIR RESPECTIVE OFFICERS, DIRECTORS, SERVANTS, AGENTS, CONTRACTORS, AND EMPLOYEES, FROM AND AGAINST ANY AND ALL LIABILITY, DAMAGE, PENALTIES OR JUDGMENTS, AND FROM AND AGAINST ANY CLAIMS, ACTIONS, PROCEEDINGS AND EXPENSES AND COSTS IN CONNECTION THEREWITH, INCLUDING REASONABLE COUNSEL FEES, ARISING FROM (I) INJURY TO PERSONS OR DAMAGE TO PROPERTY SUSTAINED BY ANYONE ON OR ABOUT THE LEASED PREMISES, UNLESS CAUSED BY THE NEGLIGENT OR WILLFUL ACT OR OMISSION OF LESSOR OR ITS OFFICERS, DIRECTORS, SERVANTS, AGENTS, OR EMPLOYEES, OR (II) ANY BREACH OF ANY PROVISION OF THIS LEASE BY LESSEE OR ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER LESSEE, OR THEIR RESPECTIVE OFFICERS, DIRECTORS, SERVANTS, AGENTS, CUSTOMERS, CONTRACTORS, EMPLOYEES OR INVITEES, OR (III) ANY NEGLIGENT OR WILLFUL ACT OR OMISSION OF LESSEE, ANY PERSON OR ENTITY CLAIMING BY, THROUGH OR UNDER LESSEE, OR THEIR RESPECTIVE OFFICERS, DIRECTORS, SERVANTS, AGENTS, CUSTOMERS, CONTRACTORS, EMPLOYEES OR INVITEES. LESSEE SHALL NOT SETTLE OR COMPROMISE ANY SUIT OR ACTION WITHOUT LESSOR'S PRIOR WRITTEN CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

TO THE FULLEST EXTENT PERMITTED BY LAW, LESSOR SHALL DEFEND WITH COUNSEL REASONABLY ACCEPTABLE TO LESSEE, INDEMNIFY AND SAVE HARMLESS LESSEE AND ITS OFFICERS, DIRECTORS, SERVANTS, AGENTS,

CONTRACTORS, AND EMPLOYEES FROM AND AGAINST ANY AND ALL LIABILITY, DAMAGE, PENALTIES OR JUDGMENTS, AND FROM AND AGAINST ANY CLAIMS, ACTIONS, PROCEEDINGS AND EXPENSES AND COSTS IN CONNECTION THEREWITH, INCLUDING REASONABLE COUNSEL FEES, ARISING FROM (I) INJURY TO PERSONS OR DAMAGE TO PROPERTY SUSTAINED BY ANYONE ON OR ABOUT THE LEASED PREMISES CAUSED BY LESSOR, OR (II) ANY BREACH OF ANY PROVISION OF THIS LEASE BY LESSOR OR ITS OFFICERS, DIRECTORS, SERVANTS, AGENTS, OR EMPLOYEES (BUT EXCLUDING OTHER TENANTS OR OCCUPANTS OF ANY PORTION OF THE COMPLEX), OR (III) ANY NEGLIGENT OR WILLFUL ACT OR OMISSION OF LESSOR OR ITS OFFICERS, DIRECTORS, SERVANTS, AGENTS, OR EMPLOYEES. LESSOR SHALL NOT SETTLE OR COMPROMISE ANY SUIT OR ACTION WITHOUT LESSEE'S PRIOR WRITTEN CONSENT, WHICH CONSENT SHALL NOT BE UNREASONABLY WITHHELD OR DELAYED.

SEC. 18. INTENTIONALLY DELETED.

SEC. 19. NON-WAIVER: Neither acceptance of Rent by Lessor nor failure by Lessor to complain of any action, non-action or default of Lessee, whether singular or repetitive, shall constitute a waiver of any of Lessor's rights hereunder. Waiver by Lessor of any right for any default of Lessee shall not constitute a waiver of any right for either a subsequent default of the same obligation or any other default. No act or thing done by Lessor or its agent, nor receipt by Lessor of Lessee's keys to the Leased Premises, shall be deemed to be an acceptance of surrender of the Leased Premises and no agreement to accept a surrender of the Leased Premises shall be valid unless it is in writing and signed by a duly authorized officer or agent of Lessor. No acceptance by Lessor of any partial payment shall constitute an accord or satisfaction but shall only be deemed a partial payment on account, nor shall any endorsement or statement on any check or in any letter accompanying any check or payment be deemed an accord and satisfaction. Time is of the essence with respect to the performance and observance by Lessee and Lessor of every covenant, condition and provision of this Lease in which time of performance is a factor.

SEC. 20. RULES AND REGULATION: Such reasonable rules and regulations applying to all lessees in the Building as may be adopted by Lessor from time to time for the safety, care and cleanliness of the Property and the preservation of good order thereon, are hereby made a part hereof and Lessee agrees to comply with all such rules and regulations (the "RULES AND REGULATIONS"). Lessor shall have the right at all times to change such Rules and Regulations or to amend them in any reasonable manner as may be deemed advisable by Lessor, all of which changes and amendments will be sent by Lessor to Lessee in writing and shall be thereafter carried out and observed by Lessee. The initial Rules and Regulations applicable to the Property are attached hereto as Exhibit "B" and made a part of this Lease.

SEC. 21. DEFAULT BY LESSOR: In the event of any default by Lessor hereunder, Lessee's exclusive remedy shall be to bring an independent action for damages or other relief, but prior to any such action Lessee shall give Lessor written notice specifying such default with reasonable detail, and Lessor shall thereupon have thirty (30) days in which to cure any such default. Unless Lessor fails to cure any default after such notice, Lessee shall not have any remedy or cause of action by reason thereof. If such default cannot reasonably be cured within such thirty (30) day period, the length of such period shall be extended for the period reasonably required therefor if Lessor commences curing such default within such thirty (30) day period and continues the curing thereof with reasonable diligence and continuity. Except as otherwise expressly provided in this Lease, Lessee shall have no rights to abatement, self-help, offset, or deduction of or from Rent otherwise due and payable hereunder, nor any right to terminate this Lease, by reason of any default by Lessor hereunder. All obligations of Lessor hereunder shall be construed as covenants, not conditions, and all such obligations shall be binding upon Lessor only during the period of its ownership of the Building and not thereafter, (but upon the sale or disposition of the Building, unless the purchasing party agrees to assume liability for actions or defaults hereunder by the selling party occurring prior to the closing of such sale or disposition, the selling party shall remain liable to Lessee for actions and defaults hereunder by such selling party occurring prior to the closing of such sale or disposition but only in an amount, in the aggregate, up to the sale or disposition proceeds received by the selling party). The term "Lessor" shall mean only the owner at the time of the Building.

SEC. 22. GOVERNING LAW; SEVERABILITY: This Lease Agreement shall be construed in accordance with the laws of the State of New Hampshire. If any clause or provision of this Lease is illegal, invalid, or unenforceable, under present or future laws effective during the Lease Term, then it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of both parties that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible that is legal, valid and enforceable.

SEC. 23. SIGNS: No signs of any kind or nature, symbol or identifying mark shall be put on the Building, in the halls, elevators, staircases, entrances, parking areas or upon the doors or walls, whether plate glass or otherwise, of the Leased Premises, nor elsewhere upon the Land or the Building. Lessor shall install, at its sole cost and expense, (i) a ground monument sign-holder at a location on the Land selected by Lessor, to which Lessee may affix its sign panel, and (ii) other signage as reasonably agreed upon by Lessor and Lessee.

SEC. 24. SUCCESSORS AND ASSIGNS: Subject to the provisions of the section entitled "Subletting and Assigning" hereof, this Lease and all the covenants herein contained shall be binding upon the parties hereto, their respective heirs, legal representatives, successors and assigns.

SEC. 25. SURRENDER OF LEASED PREMISES AND HOLDING OVER: On the last day of the Lease Term, or upon the earlier termination of this Lease, Lessee shall peaceably and quietly leave, surrender and yield up to Lessor the Leased Premises, free of all claims by third parties, broom clean and in as good condition as on date of possession by Lessee, ordinary wear and tear alone excepted. Prior to the surrender of the Leased Premises to Lessor, Lessee at its sole cost and expense shall remove all liens and other encumbrances that have resulted from the acts or omissions of Lessee. If Lessee fails to do any of the foregoing, Lessor may without notice, enter upon, re-enter, possess and repossess itself thereof, by force, summary proceedings, ejectment, forcible detainer, or otherwise and may dispossess and remove Lessee and all persons and property from the Leased Premises; and Lessee hereby waives any and all damages or claims for damages as a result thereof. Such dispossession and removal of Lessee shall not constitute a waiver by Lessor of any claims by Lessor against Lessee.

      In the event of holding over by Lessee after the expiration or termination of this Lease, such hold over shall be as a tenant at sufferance only, and all of the terms and provisions of this Lease shall be applicable during such period, except that Lessee shall pay Lessor as rental for the period of such hold over (i) for the first thirty (30) days of such hold over, an amount equal to one hundred fifty (150%) percent of the Rent which would have been payable by Lessee had such hold over period been a part of the Lease Term, and (ii) thereafter, an amount equal to two hundred (200%) percent of the Rent which would have been payable by Lessee had such hold over period been a part of the Lease Term. In all events, Lessee will vacate the Leased Premises and deliver the same to Lessor upon Lessee's receipt of notice from Lessor to vacate the Leased Premises. The rental payable during such hold over period shall be payable to Lessor on demand. In addition, Lessee shall indemnify and hold Lessor harmless from and against any and all claims, liabilities, expenses (including court costs and reasonable attorneys' fees), damages, penalties and judgments, arising from Lessee's failure to vacate and redeliver the Leased Premises when required to do so by the terms of this Lease (including claims of persons or entities who have leased all or portions of the Leased Premises for occupancy after Lessee is required to vacate the same). No holding over by Lessee, whether with or without consent of Lessor, shall operate to extend this Lease.

SEC. 26. INTEREST: All amounts of money payable by Lessee to Lessor under this Lease, if not paid when due, shall bear interest from the date due until paid at the rate of the lesser of 6% per annum or the maximum legal rate.

SEC. 27. LIABILITY OF LESSOR: It is expressly understood and agreed that the obligations of Lessor under this Lease shall be binding upon Lessor and its successors and assigns and any future owner of the Building only with respect to breaches occurring during its and their respective ownership of the Building. In addition, Lessee specifically agrees to look solely to Lessor's interest in the Leased Premises pursuant to this Lease, it being agreed that neither Lessor, nor any successor or assign of Lessor, nor any future owner of the Building, nor any of their respective officers, directors, employees or agents, shall ever be personally liable for any such judgment.

SEC. 28. ENTIRE AGREEMENT, ETC.: This instrument and any attached rules and regulations, riders, addenda or exhibits signed by the parties constitute the entire agreement between Lessor and Lessee; no prior written or prior or contemporaneous oral promises or representations shall be binding. This Lease shall not be amended, changed or extended except by written instrument signed by both parties hereto. Paragraph captions herein are for Lessor's and Lessee's convenience only, and neither limit nor amplify the provisions of this instrument. As used in this Lease, the term "including" in any form shall mean "including, but not limited to,".

SEC. 29. NOTICES: Whenever in this Lease it shall be required or permitted that notice or demand be given or served by either party to this Lease to or on the other, such notice or demand shall be given or served in writing and shall be delivered personally or by certified or registered mail, postage prepaid, return receipt requested, or by Federal Express or similar nationally-recognized overnight delivery service, addressed as follows (or to such other address(es) as a party has notified the other party by notice given in accordance with this Section):

To the Lessor:

     Hewlett-Packard Company           with a copy to:     Frank Pedraza, Esq.
     3433 Broadway Street NE                               Corporate Counsel
     Suite 500                                             Law Department
     Minneapolis, MN 55413                                 Mail Stop 1050
     Attn: Bob Dickinson                                   Hewlett-Packard Company
           Leasing Coordinator                             3000 Hanover Street
                                                           Palo Alto, CA 94304

To the Lessee:

     Greg Porto                        with copies to:     SkillSoft Corporation
     Vice President, Administration                        107 Northeastern Boulevard
     SkillSoft Corporation                                 Nashua, NH 03062
     107 Northeastern Boulevard                            Attn: Chief Financial Officer
     Nashua, NH 03062

                                       and to:             Christopher Cole, Esq.
                                                           Sheehan Phinney Bass & Green PA
                                                           1000 Elm Street
                                                           Manchester, NH 03101

Any notice provided for herein shall become effective and deemed received (1) if sent by overnight delivery, the next business day, or (2) if sent by the United States Postal Service, on the date on which it is delivered or first tendered for delivery, as evidenced by the return receipt, or (3) if sent by hand delivery, upon delivery to the addressee.

SEC. 30. LESSOR'S PERFORMANCE OF LESSEE'S OBLIGATIONS: If Lessee fails to perform any one or more of its obligations hereunder, then in addition to the other rights, remedies and recourses available to Lessor hereunder, at law or in equity, and without waiving any of such rights, remedies or recourses or the existence of any default by Lessee, Lessor shall have the right (but not the obligation) to perform such obligation of Lessee. Lessee shall reimburse Lessor upon demand, as Additional Rent, for all expenses (including reasonable attorneys' fees) incurred by Lessor in performing such obligations, together with interest at the rate of 6% per annum thereon.

SEC. 31. ATTORNEYS' FEES: In case of default arising hereunder or holding over or possession by Lessee after the expiration or termination of this Lease, Lessee shall reimburse

Lessor for all reasonable expenses incurred by Lessor by reason thereof, including reasonable attorneys' fees and related costs. In case of default arising hereunder by Lessor, Lessor shall reimburse Lessee for all reasonable expenses incurred by Lessee by reason thereof, including reasonable attorneys' fees and related costs. In the event of litigation between the parties hereunder, the prevailing party shall be entitled to recover its reasonable attorneys' fees and costs as may be set forth in an order entered by the court hearing such matter.

SEC. 32. SUBORDINATION, ATTORNMENT AND CERTIFICATES: The Lessee agrees as follows:

      A. That this Lease and all of the rights and interest of the Lessee hereunder shall be subject and subordinate to any mortgage or deed of trust which may now or hereafter constitute a first or second lien upon the Building (hereinafter called a "PRIOR MORTGAGE", and the holder or beneficiary of any such Prior Mortgage being hereinafter called a "PRIOR MORTGAGEE") to the same extent as if the Prior Mortgage had been executed, delivered and recorded prior to the execution of this Lease; provided, however, that any Prior Mortgagee shall have the right at any time to elect, by written notice to Lessee, to make this Lease and the rights and interests of Lessee hereunder superior to such Prior Mortgage.

      B. That Lessee will not subordinate this Lease to any mortgage, deed of trust or other instrument other than any Prior Mortgage, unless Lessee shall first obtain the written consent of any Prior Mortgagee.

      C. That, notwithstanding the subordination of this Lease as referred to in paragraph A of this Section 32 or any subordination of this Lease which may exist by virtue of the execution of this Lease subsequent to any mortgage (as hereinafter defined), at the option of the holder of any mortgage, deed of trust or similar instruments, this Lease shall not terminate in the event of, or on account of, foreclosure or other action taken under any mortgage, deed of trust or similar instrument constituting a lien on the Building, including any Prior Mortgage (any such mortgage, deed of trust or other instrument being hereinafter called a "mortgage", and the holder or beneficiary of such being hereinafter called a "mortgagee"), but shall continue in effect as a Lease in accordance with all of the terms and provisions hereof between Lessee and any party, including such mortgagee, which shall be the transferee of title to the Building pursuant to foreclosure or other action for enforcement of any such mortgage, including deed in lieu of foreclosure (hereinafter called a "transferee"); and that the Lessee shall attorn to and be liable to and recognize such transferee (and its successors and assigns) as Lessee's Lessor for the balance of the term of this Lease upon and subject to all of the terms and provisions hereof. Such transferee shall not be bound by any act or omission of any prior Lessor under this Lease, or any offsets or defenses which Lessee may have against any such prior Lessor.

      D. Any Prior Mortgagee to which the Lessor's interest in this Lease and/or any of the rents payable hereunder shall be assigned (and any transferee taking the title after foreclosure or other action under a Prior Mortgage) shall not be bound by any prepayment of any rent to any prior Lessor under this Lease (other than the rent and escalation payments for the current month), or any amendment, modification, or termination of this Lease or any waiver, consent or other action taken with respect to this Lease, unless such Prior Mortgagee or transferee (as the case may be) shall have given its written consent thereto. Furthermore, neither such assignment of this Lease and/or the rents payable hereunder, nor any actions by the Prior Mortgagee under such assignment shall be deemed an assumption of Lessor's obligations under this Lease.

      E. That, after receiving written notice from a Prior Mortgagee of its mortgage interest and specifying an address or addresses for notices, Lessee shall, so long as such Prior Mortgage is outstanding, give to such Prior Mortgagee copies of any notices of default on the part of the Lessor under this Lease, and copies of such other notices as are required to be given to Lessor under this Lease. Such copies of notices shall be given concurrently with the giving of such notices to the Lessor and shall be sent certified mail, return receipt requested. In the case of any notices of default, such Prior Mortgagee shall be permitted to cure any such default within a period of 30 days after such Prior Mortgagee shall receive such copy of the notice of default or such further period of time as may be required for such Prior Mortgagee to cure such default acting with diligence (which period of time shall include a reasonable time to obtain possession of the Leased Premises if the Prior Mortgagee elects to do so), and, if so cured by such Prior Mortgagee, Lessee shall not have any such rights or remedies as would otherwise be available to it on account of such default.

      F. That all of the foregoing provisions of paragraphs A through E inclusive of this Section 32 shall be self-operative and shall not require any further agreement or document by Lessee; and any Prior Mortgagee or other mortgagee or transferee may rely upon the applicable provisions of this section without any further agreement or document by Lessee. In confirmation of the same, however, Lessee shall, upon request, execute promptly any further agreements or documents which may be desired by any such Prior Mortgagee or other mortgagee or transferee as further confirmation and evidence of any or all of the agreements contained in said paragraphs A through E inclusive of this Section 32.

      G. That the Lessee shall promptly, whenever requested by the Lessor, prospective purchaser, mortgagee, or prospective mortgagee, execute, acknowledge and deliver to the Lessor and such mortgagee or prospective mortgagee a certificate in writing as to the then status of this Lease and any matters pertaining to this Lease, including the effectiveness of this Lease at that time and the status of Rent hereunder and any defaults hereunder; and the Lessor and any mortgagee or prospective mortgagee shall be entitled to rely thereon.

      H. Lessor hereby represents and warrants to Lessee that as of the date of this Lease there is no mortgage or deed of trust encumbering all or any portion of the Property.

SEC. 33. ACCESS: Lessor and Lessor's agents and contractors shall have the right, but not the obligation, to enter upon the Leased Premises at all reasonable times during ordinary business hours upon reasonable prior notice (twenty-four hours' prior telephonic notice being deemed reasonable in ordinary circumstances) and, in the case of an emergency at any time and without notice, to examine the same, to perform any of Lessor's obligations hereunder, to make any repairs or perform any of Lessee's other obligations hereunder that Lessor deems necessary to perform, and to exhibit the Leased Premises to prospective purchasers or lenders and, during the last twelve months of the Lease Term, to prospective tenants. Any entry by Lessor onto the Leased Premises shall be made in a manner reasonably calculated to minimize interference with Lessee's business operations.

SEC. 34. BROKERS: Lessor and Lessee each hereby represents and warrants to the other that it has dealt with no broker in connection with this transaction other than Spaulding & Slye/Colliers and Monks & Co. (collectively, "Brokers"). Lessor hereby agrees to defend and indemnify and hold harmless Lessee from and against any claims for commissions or fees by any person or entity other than the Brokers arising from a breach by Lessor of the foregoing representation and warranty. Lessee hereby agrees to defend and indemnify and hold harmless Lessor from and against any claims for commissions or fees by any person or entity other than the Brokers arising from a breach by Lessee of the foregoing representation and warranty. Lessor shall pay the Brokers as part of a separate agreement.

SEC. 35. HAZARDOUS MATERIALS: Lessee shall not generate, store or use any "Hazardous Materials" (as hereinafter defined) in or on the Leased Premises or elsewhere on the Property, nor permit any person to do so on the Leased Premises, except those customarily used in general offices, and then only in compliance with all Legal Requirements, Insurance Requirements and applicable industry standards. Lessee shall not dispose of Hazardous Materials from the Leased Premises (or permit any person or entity to do so) to any other location except a properly licensed disposal facility and then only in compliance with all applicable Legal Requirements. Lessee shall not release or discharge, or permit the release or discharge by persons or entities claiming by, through or under Lessee, of any Hazardous Materials in or on the Leased Premises or elsewhere on the Property. Lessor shall not be liable to Lessee or to anyone claiming by, through or under Lessee, or to any other person or entity or governmental authority whatsoever, in connection with the storage, generation, use, disposal, transport, or release of Hazardous Materials by Lessee, or anyone claiming by, through or under Lessee, or any of their respective officers, directors, servants, employees, agents, contractors, or invitees, whether or not such activities have been consented to by Lessor. Lessee shall not be liable to Lessor or to anyone claiming by, through or under Lessor, or to any other person or entity or governmental authority whatsoever, in connection with the storage, generation, use, disposal, transport, or release of Hazardous Materials by Lessor, or anyone claiming by, through or under Lessor (exclusive of Lessee and those persons identified in the immediately preceding sentence), or any of their respective officers, directors, servants, employees, agents, contractors, or invitees, whether or not such activities have been consented to by Lessee.

      Lessee shall defend with counsel reasonably acceptable to Lessor, and indemnify and hold harmless Lessor and the holder of any mortgage, and their respective officers, directors, servants, employees, agents, contractors and invitees, from and against any claim, expense, liability, demand, obligation, action, proceeding or assertion of liability, and any damage, cost or loss (including, without limitation, reasonable attorneys' fees, consultant's fees, the cost of litigation, and any remediation and cleanup costs), arising from or relating to (i) the storage, generation, use, disposal, transport, or release of Hazardous Materials by Lessee, or anyone claiming by, through or under Lessee, or any of their respective officers, directors, servants, employees, agents, contractors or invitees, whether or not such activities have been consented to by Lessor, or (ii) the storage, generation, use, disposal, transport or release of Hazardous Materials in or on the Leased Premises or at the Complex during the Lease Term, and in each case shall immediately discharge or cause to be discharged any lien imposed upon the Leased Premises in connection with any such claim. Lessee shall not settle or compromise any claim without Lessor's prior written approval.

      Lessor shall defend Lessee, and indemnify and hold harmless Lessee and its officers, directors, servants, employees, agents, contractors and invitees, from and against any claim, expense, liability, demand, obligation, action, proceeding or assertion of liability, and any damage, cost or loss (including, without limitation, reasonable attorneys' fees, consultant's fees, the cost of litigation, and any remediation and cleanup costs), arising from or relating to the storage, generation, use, disposal, transport, or release of Hazardous Materials at the Complex by Lessor or any of its officers, directors, servants, employees, agents, contractors or invitees, whether or not such activities have been consented to by Lessee, and in each case shall immediately discharge or cause to be discharged any lien imposed upon the Leased Premises in connection with any such claim.

      As used in this Section, the term "HAZARDOUS MATERIALS" shall mean, collectively, any chemical, substance, waste, material, gas or emission which is deemed hazardous, toxic, a pollutant, or a contaminant under any statute, ordinance, by-law, rule, regulation, executive order or other administrative order, judgment, decree, injunction or other judicial order of or by any Governmental Authority, now or hereafter in effect, relating to pollution or protection of human health or the environment.

      The provisions of this Section shall survive the expiration or termination of this Lease.

SEC. 36. MISCELLANEOUS:

      A. Neither diminution nor shutting off of light or air or both nor any other effect on the Leased Premises by any structure erected or condition now or hereafter existing on lands adjacent to the Building shall affect this Lease, abate Rent, or otherwise impose any liability on Lessor.

      B. Neither Lessor nor Lessee shall be in default hereunder if such party is unable to fulfill or is delayed in fulfilling any of its obligations hereunder, including any obligations to supply any service hereunder, or any obligation to make repairs or replacements hereunder, by reason of fire or other casualty, strikes or labor troubles, governmental preemption in connection with a national emergency, shortage of supplies or materials, or by reason of any rule, order or regulation of any governmental authority, or by reason of the condition of supply and demand affected by war or other emergency, or any other cause beyond its control. Such inability or delay by in fulfilling any of Lessor's or Lessee's obligations hereunder shall not affect, impair or excuse such party from the performance of any of the terms, covenants, conditions, limitations, provisions or agreements hereunder on its part to be performed, nor result in any abatement of Rent payable hereunder, except as otherwise provided hereunder.

            C.    Neither Lessor nor (except as otherwise provided in Section
                  25) Lessee shall in any event be liable to the other party or to any person or entity whatsoever for consequential, indirect, special, or punitive damages in any way related to this Lease or the Leased Premises.

            D. Lessee understands that this Lease shall not be binding upon the Lessor until the Lease is signed by Lessee and by Lessor, and a fully-executed original Lease is delivered to Lessee.

SEC. 37. RIDER: The Rider attached hereto is incorporated by reference and made a part of this Lease.

      IN WITNESS WHEREOF, the Lessor and Lessee, acting herein by duly authorized individuals, have caused these presents to be executed under seal in multiple counterparts, each of which shall have the force and effect of an original, as of the day first above written.

            LESSOR:
            HEWLETT-PACKARD COMPANY

            By:    /s/ illegible
                 -------------------------------
            Its: Manager, Real Estate Americas Acquisitions and Dispositions

            LESSEE:
            SKILLSOFT CORPORATION

            By:    /s/ Tom McDonald
                 -------------------------------
            Its: Chief Financial Officer

                                   EXHIBIT "A"

                             [DIAGRAM OF FLOOR PLAN]

                                   EXHIBIT "B"

                             "RULES AND REGULATIONS"

      1. The sidewalks, halls, passages, exits, entrances, elevators, lobbies, and stairways of the Building shall not be obstructed by any of the lessees or used by them for any purpose other than for ingress to and egress from their respective premises. The halls, passages, exits, entrances, elevators, lobbies and stairways are not for the use of the general public, and Lessor shall in all cases retain the right to control and prevent access thereto of all persons whose presence in the judgment of Lessor shall be prejudicial to the safety, character, reputation and interests of the Building and its lessees, provided that nothing herein contained shall be constructed to prevent such access to persons with whom any lessee normally deals in the ordinary course of his business, unless such persons are engaged in illegal activities. No lessee and no employee, agent or invitee of any lessee shall go upon the roof of the Building unless supervised for service on a permitted rooftop antenna.

      2. No sign, placard, picture, name, advertisement or notice, visible from the exterior of any lessee's premises shall be inscribed, painted, affixed or otherwise displayed by any lessee on any part of the Building without the prior written consent of Lessor, and Lessor shall have the right to remove any such sign, placard, picture, name, advertisement or notice at such lessee's expense and without notice to lessee. If Lessor shall have given such consent at any time, such consent shall be deemed to relate only to the particular sign, placard, picture, name, advertisement or notice so consented to by Lessor and shall not be construed as dispensing with the necessity of obtaining the specific written consent of Lessor with respect to each and every other sign, placard, picture, name, advertisement or notice. Lessor will adopt and furnish to Lessee uniform rules and regulations relating to signs on the office floors, which shall be applicable to all lessees occupying space on the office floors of the Building, and Lessee agrees to conform to such rules and regulations. All approved signs or lettering on doors shall be printed, painted, affixed or inscribed at the expense of Lessee by a person approved by Lessor.

      3. Lessor will furnish each lessee with two keys free of charge. Lessor may make a reasonable charge for any additional keys. No Lessee shall have any keys made. No Lessee shall alter any lock or install a new or additional lock or any bolt or security system on any door of his premises without prior written consent of Lessor. If Lessor shall give its consent, the Lessee shall in each case furnish Lessor with a key for any such lock or access through such security system. Each Lessee upon the termination of his tenancy, shall deliver to Lessor all keys to doors in the Building which shall have been furnished to such Lessee.

      4. No Lessee shall use or keep in, or about the Leased Premises or the Building any kerosene, gasoline or inflammable or combustible fluid or material, or use any method of heating or air conditioning other than that supplied by Lessor. No lessee shall use, keep or permit to be used or kept any foul or noxious gas or substance in, on, or about the Leased Premises or the Building, or permit or suffer the Leased Premises to be occupied or used in a manner offensive or objectionable to Lessor or other occupants of the Building by reason of noise, odors and/or vibrations, or interfere in any way with other lessees or those having business therein.

      5. The Leased Premises shall not be used for the storage of merchandise or for loading, and no cooking shall be done or permitted by any lessee on the premises, except that the preparation of coffee, tea, hot chocolate and similar items for lessee and its employees shall be permitted.

      6. No animals, or birds, or bicycles shall be allowed in the offices, halls, corridors, elevators or elsewhere in the Building.

      7. No lessee shall employ any person or persons other than the janitor of Lessor for the purpose of cleaning the Leased Premises, unless otherwise agreed to by Lessor in writing. Except with the written consent of Lessor, no person or persons other than those approved by Lessor shall be permitted to enter the building for the purpose of cleaning the same. No lessee shall cause any unnecessary labor by reason of such lessee's carelessness or indifference in the preservation of good order and cleanliness. Lessor shall in no way be responsible to any lessee for any loss of property on the Leased Premises or the Building, however occurring, or for any damage done to the furniture or other effects of any lessee by the janitor or any other employee or any other person. Janitor service shall include ordinary dusting and cleaning by the janitor assigned to such work and shall not include shampooing of carpets or rugs or moving furniture or other special services. Janitor services will not be furnished to areas occupied after 6:30 P.M.

      8. No lessee shall obtain for use in the Leased Premises ice, drinking water, food, beverage, towel or other similar services, or accept barbering or bootblacking services in the Leased Premises or the Building, except from persons authorized by Lessor, and at hours and under regulations fixed by Lessor.

      9. Each lessee shall see that the doors of its Leased Premises are closed and securely locked and must observe strict care and caution that all water faucets, water apparatus and utilities are shut off before lessee or lessee's employees leave the Leased Premises, so as to prevent waste or damage, and for any default or carelessness lessee shall indemnify and hold Lessor harmless from all injuries sustained by other Lessees or occupants of the Building or Lessor. On multiple-tenancy floors, all lessees shall keep the door or doors to the Building corridors closed at all times except for ingress or egress.

      10. No curtains, draperies, blinds, shutters, shades, screens or other coverings, hangings or decorations shall be attached to, hung or placed in or used in connection with any window of the Building without the prior written consent of Lessor. In any event, with the prior written consent of Lessor, said above items shall be installed inboard of Lessor's standard window covering and shall in no way be visible from the exterior of the Building.

      11. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, no foreign substance of any kind whatsoever shall be thrown therein, and the expense of any breakage, stopping or damage resulting from the violation of this rule shall be borne by the Lessee who, or whose employees, agents or invitees, shall have caused it.

      12. Except with the prior written consent of Lessor, no lessee shall sell, or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Leased Premises or in the Building, nor shall any lessee carry on, or permit or allow any employee or other person to carry on, the business of stenography, typewriting or any similar business in or from the Leased Premises for the services or accommodation of occupants of any other portion of the Building.

      13. No lessee shall install any radio, television or telecommunications antenna, or other device on the roof or exterior walls of the Building or anywhere on the land, except as specifically otherwise agreed in writing by Lessor.

      14. There shall not be used in any space, or in the public halls of the Building, either by any lessee or others, any hand trucks except those equipped with rubber tires and side guards. No other vehicles of any kind shall be brought by any lessee, its employees, agents or invitees into the Building or kept in or about his Leased Premises.

      15. Each lessee shall store all his trash and garbage within its Leased Premises. No material shall be placed in the trash or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in the City of Nashua, without being in violation of any law or ordinance governing such disposal. All garbage and refuse disposal shall be made only through entryways and elevators provided for such purposes and at such times as Lessor shall reasonably designate.

      16. Canvassing, soliciting, and peddling in the Building are prohibited, and each lessee shall cooperate to prevent the same.

      17. The requirements of Lessee will be attended to only upon application at the office of the Building. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instructions from Lessor.

      18. A Building bulletin board will be provided for the display of the name and location of lessee only, and Lessor reserves the right to exclude any other names therefrom. Any additional name which lessee shall desire to place upon said bulletin board must first be approved by Lessor, and, if so approved, a charge will be made therefor.

      19. Lessor may waive any one or more of these Rules and Regulations for the benefit or any particular lessee or lessees, but no such waiver by Lessor shall be construed as a waiver of such Rules and Regulation in favor of any lessees or lessees, nor prevent Lessor from hereafter enforcing any such Rules and Regulations against any or all of the lessees of the Building.

      20. These Rules and Regulations are in addition to and shall not be construed to in any way modify, alter or amend, in whole or in part, the terms, covenants, agreements and conditions of any Lease of Leased Premises in the Building.

      21. Lessee will refer all contractors, contractors' representatives and installation technicians rendering any service for Lessee, to Lessor for Lessor's supervision and/or approval before performance of any such contractual services. This shall apply to all work performed in the Building including, but not limited to, installation of telephone, telegraph equipment, electrical devices and attachments, and installation of any and every nature affecting floor, walls, woodwork, trim, window, ceilings, equipment or any other physical portion of the Building. None of this work will be done by Lessee without Lessor's written approval first had and obtained.

      22. Movement in or out of the Building of furniture or office equipment, or dispatch or receipt by Lessee of any merchandise or materials which requires the use of elevators or stairways, or movement through the Building entrances or lobby shall be restricted to the hours reasonably designated by Lessor from time to time, all such movement shall be directed by Lessor and in a manner agreed upon between Lessee and Lessor by prearrangement before performance. Such prearrangement initiated by Lessee shall include determination by Lessor and subject to its decision and control of the time, method, and routing of movement, limitations imposed by safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Building. Unless caused by Lessor's negligence, Lessee expressly assumes all risk of damage to any and all articles so moved, as well as injury to any person or persons or the public engaged or not engaged in such movement, including equipment, property, and personnel of Lessor if damaged or injured as a result of any acts in connection with carrying out this service for Lessee from the time of entering property to completion of the work; and Lessor shall not be liable for the act or acts of any person or persons so engaged in, or any damage or loss to any property of persons resulting directly or indirectly from any act in connection with such service performed by or for Lessee.

      23. Lessor will not be responsible for any lost or stolen personal property, equipment, money, or jewelry from Lessee's area or public rooms regardless of whether such loss occurs when the area is locked against entry or not.

      24. Lessor may permit entrance to Lessee's offices by use of pass keys controlled by Lessor or employees, contractors, or service personnel supervised or employed by Lessor.

      25. None of the entries, passages, doors, elevators, elevator doors, hallways, or stairways shall be blocked or obstructed, or any rubbish, litter, trash, or material of any nature placed, emptied or thrown into these areas, or such areas be used at any time except for access or egress by Lessee, Lessee's agents, employees, or invitees.

      26. All Hewlett-Packard owned facilities are "Smoke Free", therefore smoking of all tobacco products is prohibited anywhere inside the facility by Lessee and their guests. Areas are designated outside of the building for smoking and receptacles are provided for smoking waste.

      27. Lessor reserves the right to make such other and reasonable rules and regulations and to modify these Rules and Regulations as in its judgment may from time to time be needed for the safety, care and cleanliness of the Leased Premises or the Building, and for the preservation of good order therein.

      28. Lessee will not conduct itself in any manner, which is inconsistent with the character of the Building as a first-quality building or which will impair the comfort and convenience of other Lessees in the building.

      Lessor desires to maintain high standards of environment, comfort and convenience for its Lessees. It will be appreciated if any undesirable conditions or lack of courtesy or attention by its employees is reported directly to Lessor.

                                   EXHIBIT "C"

                              "CLEANING STANDARDS"

                REQUEST FOR PROPOSAL - GENERAL CLEANING SERVICES
                             DUE: SEPTEMBER 9, 2002

APPENDIX B - SERVICE SPECIFICATIONS & SUPPORTING DEFINITIONS

1. GENERAL CLEANING PERFORMANCE SPECIFICATIONS

PERFORMANCE
CATEGORIES                               ZONE B
------------------------------------------------------
Space
Categories                        Office

                                  Primary Circulation

                                  Computer Rooms

                                  Cafe & Amenities

                                  Labs/Test

                                  Manufacturing/Repair

                                  Rest Rooms

HEWLETT-PACKARD CONFIDENTIAL

                REQUEST FOR PROPOSAL - GENERAL CLEANING SERVICES
                              DUE: SEPTEMBER 9, 2002

PERFORMANCE
CATEGORIES                                     ZONE B
-------------------------------------------------------------------
Floors                            -   Carpets will be substantially
                                      clean with minor controllable
                                      spots, stains, dirt, and
                                      debris, consistent
                                      with a quality working
                                      environment. All frays and
                                      uncontrollable spots or
                                      stains that cannot be removed
                                      will be reported to Site
                                      Services.

                                  -   Tile, including grout
                                      lines, and concrete floors
                                      will be substantially clean
                                      with minor controllable
                                      spots, stains, dirt,
                                      scuff marks and debris,
                                      consistent with a quality
                                      working environment; high
                                      gloss shine will be applied
                                      in specified cases only

                                  -   Mats will be substantially
                                      free of spots, stains, dirt,
                                      debris and frays

                                  REQUIRED FREQUENCIES - CAFETERIA:

                                  Vacuum - Nightly
                                  Spot Clean - Nightly(3)
                                  Dry Mop - Nightly
                                  Damp Mop - Nightly
                                  Spray Buff - Weekly

Natural                           -   Natural wood surfaces
Wood                                  will be substantially clean
Surfaces                              with minor controllable
                                      spots, stains, dirt,
                                      dust, and debris, and
                                      oiled to prevent drying
                                      (office furniture is
                                      excluded from the oiling
                                      process), consistent with a
                                      quality working environment

Other                             -   Doors, door frames, door
Surfaces                              glass, baseboards, partitions,
                                      walls, acoustic panels,
                                      window coverings, cabinetry,
                                      handmils, flat surfaces and
                                      ledges will be substantially
                                      clean with minor controllable
                                      spots, stains, dirt, dust and
                                      debris, consistent with a
                                      quality working environment

HEWLETT-PACKARD CONFIDENTIAL

                REQUEST FOR PROPOSAL - GENERAL CLEANING SERVICES
                             DUE: SEPTEMBER 9, 2002

PERFORMANCE
CATEGORIES                                     ZONE B
-------------------------------------------------------------------
Furniture                         -   Furniture will be
                                      substantially clean with
                                      minor dirt, dust and
                                      debris, consistent with a
                                      quality working environment,
                                      and arranged per original
                                      set-up. Note: spots on chairs
                                      in offices/cubicles will be
                                      removed on an as requested
                                      basis only. Furniture (desk
                                      tops & flat surfaces) in
                                      offices/cubicles that has
                                      personal and/or work related
                                      items on it, are not included
                                      in the General Cleaning
                                      Performance Specification
                                      Requirements

                                  -   Cafeteria and break area
                                      chairs may require more
                                      intense cleaning/laundering.

Interior                          -   Interior windows will be
Windows (2)                           substantially clean with
                                      minor spots, stains,
                                      dirt, dust, debris,
                                      smudges, prints and streaks,
                                      consistent with a quality
                                      working environment

Trash                             -   Trash receptacles and
Receptacles                           trash trucks will be emptied
(Interior and                         of waste with a clean liner
Exterior)                             (where applicable), and
                                      will have minor controllable
                                      spots and stains, inside
                                      and out

                                  -   Trash receptacles and
                                      trash trucks will be kept
                                      odor free

                                  -   Trash receptacles to be
                                      replaced in original position
                                      within work area after being
                                      emptied

                                  REQUIRED FREQUENCIES-
                                  OFFICE/CUBICLES:

                                  Desk-side trash/recycle
                                  receptacles - 2/week

HEWLETT-PACKARD CONFIDENTIAL

                REQUEST FOR PROPOSAL - GENERAL CLEANING SERVICES
                             DUE: SEPTEMBER 9, 2002

PERFORMANCE
CATEGORIES                                      ZONE B
---------------------------------------------------------------------
Equipment                         -   Common area telephones
                                      will be clean and sanitized

                                  -   Chalk / whiteboards will be
                                      free of controllable spots,
                                      stains, dirt, and dust
                                      unless marked otherwise
                                      (e.g., "save", "do not crase").
                                      Note: this requirement does
                                      not pertain to office/ cubicle
                                      chalk/whiteboards

                                  -   Cigarette urns and ashtrays
                                      in smoking areas will have
                                      silica sand and be free of
                                      an accumulation of cigarette
                                      butts (< 15-20)

                                  -   Microwaves and refrigerators
                                      will be clean and sanitized

                                  -   Note: fitness equipment
                                      will be cleaned & sanitized
                                      by the fitness supplier
                                      and will not require
                                      services by the custodial
                                      supplier. However, the
                                      custodial supplier is
                                      responsible for providing the
                                      cleaning supplies, including
                                      the disinfectant and paper
                                      towels

Other                             -   Elevator tracks and call
                                      panels will be substantially
                                      clean with minor spots,
                                      stains, dirt and debris,
                                      consistent with a quality
                                      working environment

                                  -   Vents and diffuser outlets
                                      and immediate surrounding
                                      ceiling tiles up to 12' in
                                      height, will be
                                      substantially clean with
                                      minor built-up dust and
                                      debris, consistent with a
                                      quality working environment

                                  -   All light fixtures up to 12'
                                      in height, except explosion
                                      encased fixtures, will be
                                      substantially clean with
                                      minor built-up dust and
                                      debris, consistent with a
                                      quality working environment

                                  -   All damaged items will be
                                      reported to Site Services

                                  -   Coffee station cabinetry,
                                      countertops and sinks
                                      will be substantially clean
                                      with minor controllable
                                      spots, stains, dirt and
                                      debris. Related  trash
                                      receptacles will be emptied
                                      of waste with a clean liner
                                      as needed

                                  -   Water fountains and hot
                                      water dispensers will be
                                      sanitized and free of built
                                      up hard water/lime deposits;
                                      bright work will be
                                      polished. Note: bottled
                                      water dispensers are not
                                      included in performance
                                      requirements

HEWLETT-PACKARD CONFIDENTIAL

                REQUEST FOR PROPOSAL - GENERAL CLEANING SERVICES
                             DUE: SEPTEMBER 9, 2002

PERFORMANCE
CATEGORIES                                     ZONE B
-------------------------------------------------------------------
Restrooms &                       -   Floors and counter tops will
Showers -                             be cleaned and sanitized
Additional
Requirements                      -   Toilets and urinals will be
                                      cleaned and sanitized

                                  -   Partitions and walls will be
                                      sanitized and substantially
                                      clean with minor controllable
                                      spots, stains, dirt, dust,
                                      debris, smudges, and free of
                                      all removable graffiti; all
                                      graffiti will be reported to
                                      Site Services

                                  -   Mirrors will be substantially
                                      clean with minor spots and
                                      streaks

                                  -   Vitreous fixtures will be
                                      clean and sanitized

                                  -   Lockers will be substantially
                                      clean with minor controllable
                                      spots, stains, dirt, dust,
                                      debris, smudges and
                                      fingerprints

                                  -   Shower curtains and glass
                                      doors will be sanitized and
                                      free of stains, smudges, and
                                      mildew; shower curtains will
                                      be replaced when torn or
                                      stained

                                  -   Drains will be free of hair;
                                      an adequate level of water
                                      will be maintained in all
                                      drains to keep the area
                                      odor free

                                  -   Minor stoppages will be
                                      cleared; all other stoppages
                                      will be reported to Site
                                      Services

                                  -   Paper towels, 2-ply toilet
                                      paper, hand soap, hand
                                      lotion, seat covers,
                                      sanitary napkins, cone cups,
                                      and air fresheners will be
                                      maintained; recycled
                                      material is encouraged.

                                  REQUIRED FREQUENCIES:

                                  Floors Swept - Nightly
                                  Floors Disinfected - Nightly
                                  Disinfect Hand Basins - Nightly
                                  Disinfect Urinals/Commodes -
                                  Nightly
                                  Polish all chrome - Nightly
                                  Wash Partitions - Nightly
                                  Dust Partition tops - Weekly
                                  Replenish All Dispensers
                                  (Consumables) - Nightly
                                  Machine Scrub or Power Wash
                                  Floors - Quarterly
                                  Machine Scrub or Power Wash Tile
                                  Walls - Quarterly
                                  Trash Removal - Nightly

HEWLETT-PACKARD CONFIDENTIAL

                                   EXHIBIT "D"

                         "LESSEE'S PROPOSED FLOOR PLAN"

                             [Diagram of Floor Plan]

                                  EXHIBIT "D-1"

                                 "LESSEE'S WORK"

1. Ceilings: Ceilings will be 2' x 4' x 3/4" Armstrong VL ceiling tile. Ceiling height will be 10'0".

2. Partitions: Partitions will have 3 5/8" metal studs with 5/8" sheetrock on each side. Partitions will extend from floor to underside of tile ceiling. There will be 8 new conference rooms, 2 QA rooms, 1 support room and 1 CD production room.

3. Doors: There will be 26 new doors and frames. The doors will be solid core birch, 3'x7'. Door frames will be metal.

4. Coffee areas: Demolition and disposal of cabinets, countertops and sinks from 2 existing coffee areas. Installation of new base cabinets (MDF Cabinets) countertops, 1 1/2 " laminate with 4" backsplash, and double bowl stainless steel sinks and faucets.

5. Vinyl tile: Installation in server room and cafeteria.

6. Server Room: Installation of clean room ceiling tile and a Clean Agent (HFC-227ea/FM-200) Fire Suppression system by SimplexGrinnell.

7. Sprinklers: Rework 20 sprinkler heads for new wall configuration.

8. Electrical: Supply and install (3) 200 amp panels, (20') feeders and breakers
               Supply and install (10) 2x4 light fixtures and relocate (20)
                  fixtures
               Supply and install (50) duplex wall receptacles and (20) wall switches
               Supply and install (350') of divided Wiremold #G-4000 with (80)
                  duplex receptacles on (72) 20 amp, 120 volt circuits
               Supply and install (6) F.A. horn/light units and relocate two Supply and install (3) exit signs and relocate three
               Install and connect (45) existing Wiremold #G-4000 power poles to existing circuits
               Supply and install (3) 40 amp disconnects and feeders for room
                  AC units.

                                   EXHIBIT "E"

                            "ANTENNAE SPECIFICATIONS"

          [Specifications for Omnidirectional Antenna/Dual Band/3dBi &
                         Yagi Antenna/800&900 MHz/11dBi]

                    RIDER TO LEASE DATED AS OF JUNE 9th, 2004
                     BY AND BETWEEN HEWLETT-PACKARD COMPANY,
                                    AS LESSOR
                           AND SKILLSOFT CORPORATION,
                                    AS LESSEE

      This Rider is attached to and made a part of a certain lease dated as of June 9th, 2004 (the "LEASE") by and between Hewlett-Packard Company, as Lessor, and SkillSoft Corporation, as Lessee. Capitalized terms used in this Rider which are defined in the Lease and not otherwise defined herein shall have the same meaning in this Rider as in the Lease.

      1. Base Rent During Extension Term(s). For purposes of this Lease, "FAIR MARKET RENT" shall mean the annual Base Rent determined on the basis of then current rentals being charged for newly executed leases for space of a size, quality and location comparable to the Leased Premises in the Nashua, New Hampshire area, taking into account, without limitation, such considerations as the permitted uses, size, location, lease term, and the terms of this Lease (other than the Base Rent), but specifically excluding any incremental value attributable to alterations, additions or changes made by Lessee (whether in preparation for Lessee's initial occupancy of the Leases Premises or at any time thereafter). Fair Market Rent shall be based on the Leased Premises in its "as is" condition and shall take into account inducements (such as "free" rent and tenant fitup allowances) then being offered to prospective tenants in the market described above. Notwithstanding the foregoing, in no event shall the Base Rent be less than that of the most recent twelve (12) month period.

      If Lessee gives Lessor written notice of its exercise of an extension option pursuant to Section 2.B of this Lease, the parties shall attempt to agree upon the Fair Market Rent for such Extension Term within thirty (30) days following Lessor's receipt of such notice. If the parties are unable to agree within such time, then within fifteen (15) days following the end of such 30-day period, Lessor and Lessee shall each retain a real estate professional with at least ten (10) years' continuous experience in the business of appraising or leasing commercial real estate or acting as commercial real estate agent or broker in the vicinity of the Leased Premises, who shall, within thirty (30) days of his or her selection, prepare a written report summarizing his or her conclusion as to Fair Market Rent. Lessor and Lessee shall simultaneously exchange such reports; provided, however, that if one party has not obtained such a report within ninety (90) days after Lessor received Lessee's notice of exercise of an extension option, then the determination set forth in the other party's report shall be final and binding upon the parties. If both parties receive reports within such time and the lesser of the two determinations is within ten (10%) percent of the higher determination, then the average of these determinations shall be deemed to be Fair Market Rent. If these determinations differ by more than ten (10%) percent, then the real estate professionals selected by Lessor and Lessee shall mutually select the "FINAL APPRAISER", who shall be a person with the qualifications stated above, to resolve the dispute as to Fair Market Rent. If the Final Appraiser is not selected within thirty
(30) days of the exchange of the first written reports, either party may apply to the American Arbitration Association or any successor thereto for the designation of a Final Appraiser. Within ten (10) days of the selection of the Final Appraiser, Lessor and Lessee shall each submit to the Final Appraiser its real estate professional's written determination of Fair Market Rent. The Final

Appraiser shall, within thirty (30) days after such submissions, select the Fair Market Rent as determined by one of the real estate professionals which is closest to the determination of Fair Market Rent which the Final Appraiser would have made acting alone and applying the standards set forth in this Lease, and shall notify Lessor and Lessee in writing of such determination. The Final Appraiser shall not have the power or the authority to select as Fair Market Rent an amount different from that set forth in one of the real estate professionals' submissions to the Final Appraiser. The determination of the Final Appraiser shall be final and binding upon Lessor and Lessee.

      Each party shall pay the fees and expenses of its real estate professional and counsel, if any, in connection with any proceeding under this Paragraph 1, and the parties shall each pay one-half of the fees and expenses of the Final Appraiser.

      2. Lessor's Initial Work. Prior to the Commencement Date, Lessor shall, at its sole cost and expense, (i) construct partitions and an entry door so as to separately demise the Leased Premises, (ii) provide a card reader access system for the Leased Premises, (iii) clean, repair and paint the walls of the Leased Premises, (iv) clean the carpet in the Leased Premises, and (v) clean and repair all light fixtures in the Leased Premises so that the same are in working order.

      3. Right of First Refusal. In the event that at any time during the Lease Term, Lessor receives a bona fide written offer from a third party unaffiliated with Lessor for the lease to such party of space on the second floor of the Building other than the Leased Premises (the "OFFER Space"), which offer Lessor intends to accept on the terms set forth in such offer (or which Lessor has accepted expressly subject to Lessee's rights under this Paragraph 3), Lessor shall give written notice (the "OFFER NOTICE") to Lessee, together with a copy of such written offer received by Lessor. Provided that (i) no Event of Default then exists and (ii) the named Lessee is then occupying the entire Leased Premises, Lessee shall have the right to lease the space identified in the Offer Notice for a term commencing on the date on which Lessor delivers possession thereof to Lessee, and ending on the last day of the Lease Term, and otherwise on the terms set forth in the Offer Notice, by giving written notice of exercise ("LESSEE'S EXERCISE NOTICE") to Lessor within ten (10) days after Lessor gives the Offer Notice to Lessee. If Lessee exercises its right under this Paragraph 3 to lease such space, then such space shall become subject to all of the terms of this Lease except that to the extent to which the terms set forth in the Offer Notice (including Base Rent and concessions) are inconsistent with any of the terms of this Lease, the terms set forth in the Offer Notice shall apply to such space; provided, however, that in all events the Lease Term with respect to the Offer Space shall be co-terminus with the Lease Term with respect to the remainder of the Leased Premises. In the event that Lessee, for any reason whatsoever, fails or refuses to give Lessee's Exercise Notice within such 10-day period, Lessee shall be deemed to have waived its rights under this Paragraph 3 with respect to the Offer Space for the remainder of the Lease Term; provided, however, that if Landlord has not, within seven (7) months after Landlord gave the Offer Notice to Lessee, entered into one or more leases covering such Offer Space on terms not substantially more favorable to the lessee thereunder than the terms set forth in the Offer Notice, Lessor shall be required to re-commence the process described in this Paragraph 3 prior to entering into any lease of the Offer Space (or such unleased portion thereof) to a third party. In the event that the Offer Space does not include the entire remainder of the second floor, Lessee's rights under this Section shall apply separately with respect to each portion of the second floor, but Lessee shall have only one opportunity to exercise the right herein granted with respect to any specific portion of such space on the second floor of the Building.

      Any space which is subjected to the terms of this Lease pursuant to this Paragraph 3 shall be delivered broom clean but otherwise in its "as is" condition except as otherwise set forth herein. Effective upon the date on which Lessor delivers possession to Lessee of any space which is subjected to the terms of this Lease pursuant to this Paragraph 3, such space shall be deemed to be part of the Leased Premises, subject to all of the terms, provisions and conditions set forth in this Lease (except as otherwise provided above in this Paragraph 3), and Lessee's Proportionate Share shall be appropriately modified. Notwithstanding the foregoing, each party to this Lease shall, upon request of the other party, execute an amendment to this Lease setting forth the rentable area of the Offer Space, the date on which it becomes subject to this Lease, the Base Rent to be paid therefor, and Lessee's Proportionate Share as adjusted to reflect the addition of the Offer Space.

      4. Furniture. Lessee shall have the right, at no additional charge, to use in the Leased Premises during the Lease Term the furniture owned by Lessor and located in the Leased Premises as of the date this Lease is executed by Lessor. Such furniture shall remain the sole property of Lessor at all times. Lessee shall have the right to reconfigure such furniture to suit its requirements and shall not be required to return the furniture to its original configuration upon the expiration or earlier termination of this Lease. Lessee shall maintain the same in good condition and repair, reasonable wear and tear and damage by casualty excepted, and shall not remove the same from the Leased Premises at any time. Lessee shall leave all such furniture in the Leased Premises at such time as Lessee vacates the Leased Premises.

      5. Antennae and Boosters. Lessee shall have the right, at its sole cost and expense, (i) to install on the roof of the Building (A) one (1) satellite receiving dish antenna not exceeding 24 inches in diameter (the "SATELLITE DISH"), and (B) up to two (2) antennae (the "ROOFTOP ANTENNAE") as shown on Exhibit "E" attached hereto and made a part hereof, (ii) to install within the Leased Premises one (1) cell phone signal booster (the "BOOSTER") as shown on Exhibit "E" and made a part hereof, and (iii) to install in the Building chases and above the finished ceiling of the Leased Premises such wires, conduits, and similar appurtenant facilities as are necessary for Lessee's use and operation of the Satellite Dish, the Rooftop Antennae and/or the Booster (collectively, the "APPURTENANCES"; and together with the Satellite Dish, the Rooftop Antennae and the Booster, collectively the "ANTENNAE EQUIPMENT"), provided that:

            (a) the Antennae Equipment shall be used solely by Lessee for the normal conduct of its business in the Leased Premises, and not for any other purpose or for the benefit of any other person or entity unless Lessor otherwise agrees in writing in its sole discretion;

            (b) Lessee shall obtain Lessor's prior written approval as to (i) the location, type, size, shape, and appearance of the Antennae Equipment, (ii) the identity of all contractors and subcontractors who Lessee proposes to engage to perform any work in connection with such installation, and (iii) the plans and specifications relating to such installation, which approval shall not be unreasonably withheld or delayed;

            (c) Lessee shall provide to Lessor after such installation is completed a certificate of a structural engineer registered in the State of New Hampshire approving the location and method of installation of the Antennae Equipment, which certificate shall bear such engineer's stamp;

            (d) to the extent to which the issuer of the warranty on the roof of the Building requires, as a condition to the continued validity of such warranty, that only contractors approved by such issuer perform work on the roof, Lessee shall employ only such contractors as are approved by such issuer and shall submit evidence of such approval to Lessor reasonably satisfactory to Lessor prior to commencing any work on the roof;

            (e) Lessee, its employees, agents, contractors, and subcontractors, shall not access the roof unless accompanied at all times by a person designated by Lessor;

            (f) Lessee shall, at its sole cost and expense, obtain all approvals, licenses, permits, and consents from governmental authorities required by applicable Legal Requirements to install the Antennae Equipment;

            (g) Lessee shall cause the installation of the Antennae Equipment to be done in a good and workmanlike manner and in accordance with all applicable Legal Requirements and Insurance Requirements, the requirements of the warranty on the roof, and the requirements of all existing restrictions, easements, and encumbrances of record affecting the Land;

            (h) Lessee shall, at its sole cost and expense, maintain the Antennae Equipment in good operating condition and maintain and operate them in accordance with all applicable Legal Requirements and Insurance Requirements, the requirements of the warranty on the roof, and the requirements of all existing restrictions, easements, and encumbrances of record affecting the Land;

            (i) the Antennae Equipment shall not be designed, constructed, located, or operated so as to (A) interfere with the operation and use of other antennae on the roof by Lessor or by other parties now or hereafter permitted by Lessor to install and operate such antennae, or interfere with the use of cellular communications equipment, or other electronic equipment, or other equipment used by Lessor or any other occupant of the Building (and if Lessor determines at any time that all or any portion of the Antennae Equipment does so interfere, Lessor shall have the right to require Lessee to reorient, modify, or remove the Antennae Equipment so specified by Lessor at Lessee's sole cost and expense), or (B) be visible from the ground or from streets and sidewalks adjacent to or in the vicinity of the Building (provided screening may, subject to Lessor's approval, be used to obscure the Antennae Equipment mounted on the roof of the Building from view);

            (j) Lessee shall, at its sole cost, remove the Antennae Equipment in its entirety (including all wiring, brackets and mounting systems) and plug all roof penetration sleeves on or prior to the date on which the Lease Term expires or this Lease is terminated, and shall restore the surface of the roof and all other portions of the Building to the condition in which they were prior to the installation of the Antennae Equipment, again using for work on the roof of the Building only such contractor as is approved by the issuer of the warranty covering the roof of the Building, and Lessee shall submit evidence of such approval to Lessor reasonably satisfactory to Lessor prior to commencing any work on the roof; and

            (k) upon reasonable advance notice to Lessee, Lessor shall be entitled in its sole discretion to cause any or all of the Antennae Equipment mounted on the roof of the Building to be moved to another location on the roof, at Lessor's cost and expense.

            Lessor agrees to cooperate with Lessee, at no cost to Lessor, in connection with any application for zoning relief submitted and prosecuted by Lessee to enable Lessee to install the Antennae Equipment after Lessor has approved the same.

            All work done by or on behalf of Lessee pursuant to this Paragraph 5 shall be subject to the requirements set forth elsewhere in this Lease with respect to the performance by Lessee of alterations to the Leased Premises. Lessor may inspect such work at any time or times and shall promptly give notice to Lessee of any observed defects. Lessee shall indemnify, defend, and hold harmless Lessor from and against any and all liability, damage, penalties, or judgments, and from and against any claims, actions, proceedings, and expenses and costs in connection therewith, including reasonable attorneys' fees, resulting from any work performed by or on behalf of Lessee pursuant to this Paragraph 5. All of the Antennae Equipment shall be at Lessee's sole risk, Lessor shall have no responsibility to maintain any insurance on them, and Lessor shall not otherwise be responsible for any damage or destruction to the Antennae Equipment unless such damage or destruction is caused by Lessor's negligence.

            Lessee acknowledges that Lessor may at any time place and operate antennae on the roof of the Building, or may allow other Lessees and third parties to place and operate antennae on the roof of the Building, and Lessee understands that it does not have an exclusive right to use the roof of the Building for such purpose.

      6. Lessee's Work Prior to Commencement Date. Lessee intends, at its sole cost and expense, (i) to lay out the Leased Premises as shown on the floor plan attached hereto as Exhibit "D" and made a part hereof, and (ii) to make certain alterations to the Leased Premises, as more particularly described in Exhibit "D-1" attached hereto and made a part hereof, to prepare the Leased Premises for its occupancy (collectively, "LESSEE'S WORK"). All work performed by Lessee shall be subject to the provisions of this Lease, including Section 10. Lessee's Work shall be designed, constructed, located, and operated so as not to interfere with the operation and use of other equipment (including, without limitation, cellular communications equipment or other electronic equipment) within the Complex or on the roof thereof by Lessor or by other parties now or hereafter occupying space within the Complex (and if Lessor determines at any time that any component of Lessee's Work does so interfere, Lessor shall have the right to require Lessee to reorient, modify, or remove such component at Lessee's sole cost and expense). Lessee hereby agrees that it shall, at its sole cost and expense, remove upon the expiration or earlier termination of this Lease the following items of Lessee's Work and restore at that time the Building (including all wall and ceiling surfaces) to the condition in which it was prior to the installation of the following items of Lessee's Work:

      (1) all HVAC chilled water equipment, and all piping and wiring associated with the server room to be constructed by Lessee;

      (2) Clean Agent (HFC-227ea/FM-200) Fire Suppression system by SimplexGrinnell serving the server room to be constructed by Lessee, and all associated piping and wiring; and

      (3) all partitions that penetrate the existing ceiling grid.

      Lessee shall not be required to remove the remainder of Lessee's Work as identified on Exhibits "D" and "D-1".

      7. Conflict. In the event of any conflict or inconsistency between the terms of the Lease and the terms of this Rider, the provisions of this Rider shall govern and control.

                       FIRST AMENDMENT TO LEASE AGREEMENT

      This FIRST AMENDMENT TO LEASE AGREEMENT (the "AMENDMENT") is made and entered into as of September 9, 2004 by and between HEWLETT-PACKARD COMPANY, a Delaware Corporation, acting by and through its duly authorized representative (the "LESSOR"),and SKILLSOFT CORPORATION, a Delaware corporation (the "LESSEE").

                                    RECITALS

      A. Lessor and Lessee entered into a certain lease agreement dated as of June 9, 2004 (the "LEASE") with respect to certain premises (the "LEASED PREMISES") located on the second floor of the office building 2 (the "BUILDING") located on the parcel(s) of land known as and numbered 110 Spit Brook, Nashua, New Hampshire 03062 (the "LAND"). Capitalized terms used in this Amendment which are defined in the Lease and not otherwise defined herein shall have the meaning in this Amendment as in the Lease.

      B. The parties desire to amend the Lease as set forth herein.

      NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree to amend the Lease as follows:

      1. Section 5, Base Rent, is hereby amended by deleting therefrom the second grammatical paragraph as it appears in the Lease and substituting therefor the following:

            "The Base Rent payable hereunder shall be payable in legal tender of the United States of America, in advance, without demand and without offset, abatement or deduction (except as otherwise expressly provided in this Lease), commencing on October 1, 2004 (the "RENT COMMENCEMENT DATE") and continuing on the first day of each calendar month during the Lease Term thereafter. Base Rent for any partial month at the expiration or earlier termination of this Lease, shall be pro-rated."

      2. If any provision of this Amendment shall be held invalid or unenforceable, such invalidity or unenforceability shall affect only such provision and shall not in any manner affect or render invalid or unenforceable any other provision of this Amendment, and this Amendment shall be as if any such invalid or unenforceable provision were not contained herein.

      3. Except as specifically amended hereby, the Lease shall remain unchanged and shall be in full force and effect, enforceable in accordance with its terms. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall govern and control.

      4. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, and may not be modified, amended or cancelled except by a written instrument executed by the parties hereto or their respective successors or assigns.

      5. Lessor and Lessee each hereby represents and warrants to the other party that it has dealt with no broker or other person or firm to which a commission or finder's fee is or will be payable in connection with this Amendment. Lessor and Lessee shall each indemnify, defend and hold the other party harmless from its breach of the foregoing representation and warranty.

      6. Lessor and Lessee each hereby represents and warrants to the other party that it has the power and authority to execute and deliver this Amendment, and that the person executing this Amendment on its behalf has been authorized to do so.

      7. This Amendment shall be construed, governed and enforced in accordance with the laws of the State in which the Building is located.

      IN WITNESS WHEREOF, the Lessor and Lessee have caused these presents to be executed under seal in multiple counterparts, each of which shall have the force and effect of an original, as of the day first above written.

                                           LESSOR:
                                           HEWLETT-PACKARD COMPANY

                                           By: /s/ Paul W. Morgan
                                               --------------------------------
                                           Its: Manager, Real Estate Americas
                                                      Acquistions & Dispositions

                                           LESSEE:
                                           SKILLSOFT CORPORATION

                                           By:  /s/ Thomas J McDonald
                                                --------------------------------
                                           Its: CFO

                       SECOND AMENDMENT TO LEASE AGREEMENT

      This Second Amendment to Lease Agreement (this "Amendment") is made and entered into as of June 17, 2005, by and between HEWLETT-PACKARD COMPANY, a Delaware corporation, acting by and through its duly authorized representative, hereinafter referred to as "LESSOR", and SKILLSOFT CORPORATION, a Delaware corporation, hereinafter referred to as "LESSEE". Capitalized terms used herein that are not defined shall have the meanings ascribed to them in the Lease Agreement between Lessor and Lessee dated June 9, 2004, as amended by First Amendment to Lease Agreement dated as of September 9, 2004 (collectively, the "LEASE AGREEMENT").

      WHEREAS, Lessee wishes to install upon the Land a back-up emergency generator, specifications for which are set forth in Exhibit A hereto, to provide back-up electricity supply for its operations in the Building.

      WHEREAS, Lessor is willing to allow Lessee to install and operate the emergency generator, at Lessee's sole cost and expense, provided that Lessee does so in accordance with the terms and conditions set forth in this Amendment.

      NOW, THEREFORE, in consideration of the mutual covenants set forth herein, Lessee and Lessor agree as follows:

      1. Lessee shall obtain Lessor's prior written approval (which approval shall not be unreasonably withheld, delayed or conditioned) as to
            (i) the location of the emergency generator, the associated fuel storage tank and any other utilities, connections, appurtenances or improvements related to or associated with the emergency generator (collectively referred to herein as the "GENERATOR"), (ii) the identity of all contractors and subcontractors who Lessee proposes to engage to perform any work in connection with the installation of the Generator, and (iii) the manner in which the Generator shall be installed.

      2. Prior to installing and operating the Generator, Lessee shall, at its sole cost and expense, obtain, and provide copies to Lessor, of all necessary licenses, permits, approvals, consents and registrations (collectively referred to herein as "PERMITS") required by applicable Legal Requirements to install and operate the Generator (including the associated fuel storage tank).

      3. Lessee shall cause the installation of the Generator to be done in a good and workmanlike manner and in accordance with all applicable
            (i) Legal Requirements (including, without limitation, applicable Permits, electrical and building codes); (ii) Insurance Requirements; (iii) the manufacturer's specifications for the Generator; and (iv) good engineering practices. Lessee shall pay all costs for labor, services and materials associated with the installation of the Generator, and shall not permit any liens for labor or materials performed or furnished in connection therewith to attach to the Leased Premises, the Land, the Building or the Complex, and shall immediately discharge any such liens which may so attach.

      4. The fuel storage tank associated with the Generator shall be above-ground and shall be a double-walled tank with a leak detection system and an automatic shut-off valve. There shall be adequate secondary containment beneath and around such fuel tank. Secondary containment shall also be provided for the fuel fill valve and piping. The secondary containment shall comply with best practices for sealant.

      5. Lessee shall provide to Lessor, after installation of the Generator is completed, a certificate of a mechanical engineer registered in the state of New Hampshire approving the location and method of installation of the Generator and associated fuel storage tank, which certificate shall bear such engineer's stamp.

      6. Lessee shall, at its sole cost and expense, maintain the Generator in good operating condition and shall operate, maintain and use the Generator in accordance with all applicable Permits, Legal Requirements, and Insurance Requirements therefor. In particular, and without limitation, Lessee shall ensure that the Generator's use and operation conforms to all applicable regulatory and Permit requirements with respect to annual hours of operation, fuel type and usage, air pollutant emissions, fuel storage and noise.

      7. The Generator shall be used solely by Lessee as a back-up electricity supply for Lessee's operations in the Building and not for any other purpose or for the benefit of any other person or entity.

      8. Lessee shall regularly inspect the Generator and correct any problems revealed by such inspections, including leakage into and/or sheen in the secondary containment. Lessee shall notify Lessor of any problems identified in any such inspection (together with Lessee's corrective action plan) within 72 hours after conducting such inspection. Lessee shall maintain written reports of all such inspections, which reports shall be made available to Lessor upon written request. In addition to such regular inspections by Lessee, Lessor and/or its agents shall have the right to inspect the Generator and its installation and operation at any time. Maintenance and testing of the Generator may be performed by Lessee before 6:00 a.m. and after 7:00 p.m. on weekdays and at anytime during the weekends. Maintenance or testing of the Generator at any other time shall be performed only with Lessor's prior written consent.

      9. Lessee shall maintain a monthly inventory of fuel use by the Generator, copies of which shall be provided to Lessor upon receipt of Lessor's written request.

      10. Lessee shall be fully responsible for the investigation, cleanup and any other necessary response actions required by applicable Legal Requirements, Insurance Requirements, or good engineering practice with respect to any fuel leaks, spills or releases associated with the Generator. Lessee shall promptly notify Lessor of any such leaks, spills, releases or discrepancies in Lessee's fuel inventory. Lessee shall comply with all applicable federal and state stormwater and spill response and control requirements.

      11. Lessee shall keep records in accordance with all applicable Permits and Legal Requirements of fuel use, hours of operation and air emissions data for the Generator, which data shall be provided to Lessor upon receipt of Lessor's written request.

      12. Lessee shall develop, maintain and periodically update as appropriate written standard operating procedures ("SOPS") and plans for spill response, fuel delivery, operation and maintenance of the Generator, copies of which SOPs shall be provided to Lessor.

      13. In the event that Lessee's ownership and/or operation of the Generator would require Lessee, pursuant to applicable Legal Requirements and as permitted by customary practice of the regional EPA office, to obtain its own EPA identification number for hazardous waste generation, Lessee shall do so.

      14. Lessee shall cause each of (a) the company supplying the Generator and performing limited work in connection with the installation thereof (the "SUPPLIER"), and (b) the contractor engaged to install the Generator (the "INSTALLER"), to carry (i) commercial general liability insurance with a combined single limit of One Million Dollars ($1,000,000) for personal injury, death and property damage, and an "umbrella liability" insurance policy with a limit of not less than Two Million Dollars ($2,000,000) per occurrence; (ii) worker's compensation insurance in amounts required by law; and
            (iii) employer's liability insurance, with a combined single limit of not less than Five Hundred Thousand ($500,000). Lessor shall be named as an additional insured on the commercial general liability insurance policy maintained by the Installer. Lessee shall provide certificates of the Supplier's and the Installer's insurance coverages to Lessor upon written request. In addition to the foregoing, Lessee shall itself maintain during the Lease Term Third Party Pollution Liability, Corrective Action and Cleanup Costs insurance, covering the above-ground storage tank that is part of the Generator, with a minimum limit of One Million Dollars ($1,000,000.00), which insurance shall name Lessor as an additional insured and which shall otherwise be subject to the requirements of
            Section 16 of the Lease; provided, however, in the event that Lessee is unable to obtain such insurance prior to the actual installation of the above-ground storage tank, then, in addition to all indemnification, defense and hold harmless obligations otherwise imposed upon Lessee by the provisions of the Lease, Lessee shall and hereby agrees to defend with counsel reasonably acceptable to Lessor, and indemnify and hold harmless Lessor and the holder of any mortgage, and their respective officers, directors, servants, employees, agents, contractors and invitees, from, and against any and all claims, expenses (including, without limitation, reasonable attorneys' fees, consultants' fees, the cost of litigation, and any remediation and cleanup costs)
      arising from or relating to the presence, release, disposal, or threat of release, of Hazardous Materials in connection with the installation, presence, use, filling, operation, maintenance, repair or replacement of the above-ground storage tank and all appurtenances thereto. Notwithstanding the provisions of the immediately preceding sentence, (i) only SkillSoft Corporation, and not any successor or assign of SkillSoft Corporation nor any party claiming by, through or under SkillSoft Corporation, shall have the benefit of the proviso set forth in the immediately preceding sentence, and (ii) SkillSoft Corporation shall obtain the insurance described in the immediately preceding sentence (and deliver a certificate thereof to Lessor) within sixty (60) days after the completion of installation of the above-ground storage tank; provided, however, that if SkillSoft Corporation fails to do so, then SkillSoft Corporation shall, at its sole cost and expense, within ninety (90) days after the completion of the installation of the above-ground storage tank, completely remove and properly dispose of the Generator and the above-ground storage tank and all appurtenances thereto, in accordance with all applicable Legal Requirements and the provisions of Paragraph 17 below (and the failure to complete such removal and restoration work within such time shall constitute an immediate Event of Default with no further notice or passage of time necessary).

15. Lessee shall defend, indemnify and hold harmless Lessor from and against any claims, demands, suits, costs, losses, expenses and damages of any type or kind whatsoever (including reasonable attorneys' fees) associated with Lessee's installation, operation, use, maintenance or removal of the Generator, including, without limitation, any fines, penalties or enforcement actions associated with violations of any applicable Permits or Legal Requirements associated with the Generator or any releases of fuel or pollutants associated with the Generator. The Generator shall be at Lessee's sole risk, and Lessor shall not be liable or responsible for any loss, destruction or damage thereto.

16. The Generator shall not be designed, constructed, located or operated so as to interfere with the operation and/or use of any other building system or any other emergency generator in the Building. Upon reasonable advance notice to Lessee, Lessor shall be entitled, in its sole discretion, to cause the Generator to be moved to another location at Lessor's sole cost and expense, including costs and expenses related to any outage caused by such relocation.

17. Within 30 days of the expiration or earlier termination of the Lease, Lessee shall, at its sole cost and expense, remove the Generator and the associated fuel storage tank, and shall close the opening in the exterior wall of the Building through which the Generator was connected to the Building's electrical system, which work shall be performed to Lessor's reasonable satisfaction. Lessee shall not be required to remove the slab, containment area, retaining wall or other site improvements constructed in connection with the installation of the Generator, nor any of the wires and conduits installed inside the Building in connection with the Generator.

      18. Except as otherwise provided herein, the Lease Agreement shall not be modified or amended and shall remain in full force and effect.

      IN WITNESS WHEREOF, the Lessor and Lessee, acting herein by duly authorized individuals, have caused these presents to be executed under seal in multiple counterparts, each of which shall have the force and effect of an original, as of the day first above written.

                                      LESSOR:
                                      HEWLETT-PACKARD COMPANY

                                      By: Paul W. Morgan
                                          -------------------------------
                                      Its:  Manager, Real Estate Americas
                                            Acquisitions & Dispositions

                                      LESSEE:
                                      SKILLSOFT CORPORATION

                                      By: Thomas J McDonald
                                          ------------------
                                      Its: CFO

                                    EXHIBIT A
                            GENERATOR SPECIFICATIONS

[PLAN]